united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

17605 Wright Street, Omaha, Nebraska, 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Vertical Capital Income Fund
Cusip: 92535C104
VCAPX

Annual Report
September 30, 2017

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

November 29, 2017

Dear Shareholder,

We are pleased to report the completion of another successful year for the Vertical Capital Income Fund (the “Fund”). Consistent with our investment objective to seek income, the Fund once again made continuous monthly distributions of approximately $0.40 per share for the fiscal year ended September 30, 2017. In addition, the Fund expects to make a special distribution of approximately $0.20 per share in December 2017 as a result of net capital gains realized on loan sales and loan payoffs. For the year ended September 30, 2017, the Fund produced a total return (load waived) of 2.81%, compared to one of its key benchmarks, the Barclays Capital Mortgage Backed Securities Index, which reported a total return of 0.30%. Including the maximum load, the Fund’s total return was -1.82%. Since inception, the Fund has produced an annualized total return of 8.54%. The SEC Yield as of September 30, 2017, including the expense cap, totaled 4.13%.

Of special note is that the Fund’s annual performance was negatively affected by the reduction in the market value of loans owned by the Fund in areas subject to the devastations of Hurricane Harvey and Hurricane Irma. Such reductions were substantially eliminated subsequent to the Fund’s fiscal year-end reporting, as described in more detail below.

Update on Fund Strategy and Economic Outlook

During the past year, the U.S. produced solid economic growth. Real GDP is expected to average 2.3% for the twelve months ended September 30, 2017 compared to 1.52% for the twelve months ended September 30, 2016; Q3 2017 is preliminarily reporting a 3.0% expansion, more than was predicted. The unemployment rate, which was almost 5.0% a year ago, is expected to be at or near 4.0% by calendar year-end, its lowest level in many years. As the economy reaches full employment, the rate of job growth should moderate and give way to wage growth and ultimately inflation, which has lagged many other economic indicators in the current recovery.

Stubbornly low inflation has likely kept the Federal Reserve from taking a more hawkish stance on interest rates. The “Fed” seems comfortable with the current level of the Fed Funds Rate at 1.25%, having raised it two times during 2017, although another increase is being predicted by the markets in December 2017. The Fed will continue judiciously reducing its inventory of mortgage backed- and treasury-related securities, as announced earlier this year. These actions are positive for at least two reasons. One is that the Fed no longer believes that it needs to subsidize economic growth by pumping money into the U.S. economy. And two, the global capital markets are both stable and receptive enough to increase their investment in U.S. dollar- dominated issues. During the year ended September 30, 2017, the 10-year U.S. treasury rate increased approximately 75bps to 2.3%, while the 30-year residential mortgage rate (which is typically bench-marked against the 10-year treasury) increased by 40bps to 3.8%. Mortgage originations are expected to be approximately $1.65 trillion for calendar year 2017. Refinance originations will represent approximately 35% of that total, which is down significantly from 2016 due to the higher rate environment. Rising mortgage rates and increasing home prices, caused by the market’s inability to build homes fast enough to keep up with demand, have increased the cost of housing for all buyers. Addressing affordability challenges will be among the main topics for the industry in 2018, along with continued efforts to digitize the loan closing process and the ongoing debate over the fate of the mortgage related government sponsored enterprises (“GSEs”).

The Fund primarily invests in residential mortgage loans traded in the secondary market at a discount to their unpaid principal balances. The secondary whole loan market is part of the larger $10.5 trillion residential mortgage market and boasts a deep roster of institutional participants, along with a diverse universe of sellers and reasons for sale. As such, we are comfortable that we will continue to see an abundance of one-off and portfolio acquisitions, as well as disposition opportunities when it makes sense for us to sell. In 2017, we purchased many recently originated loans that did not qualify for sale to the GSEs for countless credit, valuation and documentation related reasons. While that “agency ineligible” trade made up the majority of our deal flow in 2017, we also acquired non-qualified mortgages, JUMBO loans, reperforming loans, bridge loans and short-term “fix and flip” loans. These categories of loans comprise the performing, first lien whole space to which we intend to provide our investors fluid cross-sectional exposure.

Fund Results of Operations and Liquidity

The last year saw a continued improvement in virtually every one of the portfolio’s key metrics, including a lower current loan-to-value (down 6.1%); reflecting more collateral value supporting the loans; higher coupon and effective interest rates of 0.25% and 0.26%, respectively; and a slightly higher borrower FICO credit score (+6). These metrics have improved each year since Oakline Advisors became the Fund’s advisor and are now at the best levels since the Fund’s inception. In addition, the overall delinquency rate of the portfolio is 39% less than one year ago, including a 41% reduction to 1.9% of the percent of the portfolio’s loans that are subject to bankruptcy or foreclosure.

These improvements in portfolio fundamentals have occurred while we continue to distribute fully covered monthly distributions and maintain a conservative approach to managing the Fund’s financial position. We believe the Fund is in a strong net working capital position and continues to maintain cash reserves and a standby working capital line of credit for contingencies. The Fund expects to renew the current line of credit, which expires in January 2018, or enter into a new line of credit prior to the maturity date. The Fund continued to raise new capital and provide liquidity to shareholders through its quarterly tender program.

As noted above, the Fund’s performance was affected by Hurricanes Harvey and Irma. At the time of the storms, the Fund held over 100 mortgage loans secured by homes in FEMA- designated disaster areas in Texas, Florida and Georgia. Since the extent of damage to these homes was unknown, we reduced the value of the loans reflecting their market illiquidity and uncertainty as to their ultimate collectability; thereby reducing the Fund’s Net Asset Value (NAV) per share during September 2017, just as the Fund’s reporting period was ending. Since then, inspectors have accessed all homes in the affected areas and we’ve made contact with all borrowers, leading to the increase in value on a loan-by-loan basis, thereby contributing to the increases in the Fund’s NAV per share since the close of the fiscal year. We continue to be optimistic that all of loan investments in hurricane-related areas will be fully marketable and collectible.

We appreciate your support during the past year and look forward to working on your behalf in 2018.

Regards,

Robert J. Chapman

Chairman of the Board of Trustees and Co-Portfolio Manager

David Aisner

Co-Portfolio Manager

Past performance is neither indicative nor a guarantee of future results. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until 1/31/19, to ensure that the net annual Fund operating expenses will not exceed 1.85% (excluding borrowing costs, extraordinary expenses and Acquired Fund Fees and Expenses), subject to possible recoupment from the Fund in future years. Results shown reflect the Fund’s expense waiver, without which the results could have been lower. Without these waivers, the Fund’s total annual operating expenses, as of the Prospectus dated March 28, 2017, would be 2.74% (gross expenses), and returns would have been lower. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please go to provasicapital.com or call 866.655.3600.

This material contains forward-looking statements relating to the business and financial outlook of Vertical Capital Income Fund that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. There is no assurance that the Fund will achieve its investment objective. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this material.

Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

8366-NLD-11/29/2017

Vertical Capital Income Fund
PORTFOLIO REVIEW (Unaudited)
Since Inception through September 30, 2017*

PERFORMANCE OF A $10,000 INVESTMENT

The Fund’s performance figures for the period ended September 30, 2017, compared to its benchmark:

			Since
	One Year	Three Years	Inception*
The Vertical Capital Income Fund	2.81%	8.88%	8.54%
The Vertical Capital Income Fund with load	(1.82)%	7.23%	7.68%
Bloomberg Barclays Capital Mortgage Backed Securities Index	0.30%	2.44%	2.20%

*	The Fund commenced operations on December 30, 2011. The performance of the Fund is based on average annual returns.

The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged index composed of securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, is 2.74% per the March 28, 2017 Prospectus (see Financial Highlights for more current expense ratios). The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION** (Unaudited)

Mortgage Notes	100.0%
100.0%

**   Based on Investments at Value as of September 30, 2017.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES - 93.6%
$117,532	Loan ID 200003	Fixed	7.250%	9/1/2035	$106,726
255,594	Loan ID 200004	Fixed	7.990%	10/1/2036	268,374
67,476	Loan ID 200006	ARM	7.990%	1/1/2036	70,850
50,669	Loan ID 200008	ARM	4.250%	3/28/2035	41,018
50,595	Loan ID 200012	ARM	9.800%	7/1/2037	49,680
55,970	Loan ID 200013	Fixed	5.250%	9/1/2040	33,103
38,616	Loan ID 200016	ARM	10.375%	1/1/2031	40,546
51,639	Loan ID 200018	Fixed	7.000%	1/1/2033	52,636
99,869	Loan ID 200023	Fixed	5.875%	12/1/2050	42,241
128,497	Loan ID 200025	ARM	4.000%	3/1/2034	134,308
205,980	Loan ID 200026	Interest Only	4.750%	1/1/2050	126,749
228,102	Loan ID 200028	Fixed	4.875%	6/1/2050	148,266
213,645	Loan ID 200029	Fixed	6.310%	7/1/2037	161,107
333,316	Loan ID 200032	Fixed	3.130%	1/1/2051	304,934
554,723	Loan ID 200035	Fixed	4.625%	11/1/2050	511,088
65,027	Loan ID 200036	Fixed	7.940%	1/12/2034	68,279
161,285	Loan ID 200037	Fixed	7.800%	5/1/2035	169,349
118,627	Loan ID 200041	Fixed	4.875%	8/1/2039	124,558
40,874	Loan ID 200042	Fixed	7.000%	12/1/2037	42,917
61,779	Loan ID 200043	Fixed	6.125%	7/1/2039	64,868
35,762	Loan ID 200046	Fixed	8.000%	7/1/2027	37,550
52,146	Loan ID 200048	Fixed	5.500%	8/1/2039	54,753
155,143	Loan ID 200052	Fixed	5.125%	5/1/2040	162,901
55,040	Loan ID 200054	Fixed	8.250%	3/1/2039	57,792
82,248	Loan ID 200055	Fixed	10.000%	1/5/2036	86,360
127,883	Loan ID 200057	ARM	3.625%	10/1/2036	120,138
58,130	Loan ID 200059	Fixed	6.000%	8/1/2039	53,214
34,085	Loan ID 200060	Fixed	5.750%	8/1/2039	35,789
25,588	Loan ID 200065	ARM	7.875%	1/1/2037	26,867
215,884	Loan ID 200072	Fixed	0.000%	2/1/2051	180,730
150,623	Loan ID 200073	Fixed	0.000%	2/1/2026	126,404
146,354	Loan ID 200074	Fixed	0.000%	2/1/2031	122,822
200,514	Loan ID 200075	Fixed	4.250%	2/1/2042	204,621
166,954	Loan ID 200076	Fixed	4.250%	12/1/2041	120,342
30,210	Loan ID 200078	Fixed	7.000%	8/1/2036	29,139
133,144	Loan ID 200079	Fixed	4.000%	8/1/2049	39,650
67,173	Loan ID 200082	Fixed	8.250%	4/1/2040	59,867
183,966	Loan ID 200084	Fixed	7.000%	3/1/2039	156,481
195,768	Loan ID 200086	Fixed	4.000%	11/1/2050	124,184
222,500	Loan ID 200087	Fixed	6.000%	3/1/2051	144,625
121,813	Loan ID 200088	Fixed	7.000%	6/1/2039	103,460
265,054	Loan ID 200089	Fixed	3.000%	3/1/2052	112,484
273,407	Loan ID 200090	Fixed	4.000%	11/1/2036	65,368
132,173	Loan ID 200093	Fixed	5.000%	2/1/2038	85,913
234,469	Loan ID 200094	ARM	3.750%	9/1/2037	188,925
73,249	Loan ID 200102	Fixed	8.250%	3/1/2040	65,445

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$111,641	Loan ID 200110	Fixed	8.250%	8/1/2039	$111,527
145,269	Loan ID 200116	Fixed	7.125%	3/1/2039	94,425
124,087	Loan ID 200126	Fixed	8.250%	8/1/2039	80,657
141,983	Loan ID 200127	Fixed	0.000%	8/1/2039	50,550
71,918	Loan ID 200128	Fixed	4.710%	7/1/2037	46,546
456,043	Loan ID 200129	Fixed	4.625%	3/1/2052	325,967
31,907	Loan ID 200131	Fixed	3.875%	11/1/2027	31,838
121,536	Loan ID 200135	Fixed	4.375%	12/1/2042	124,358
214,390	Loan ID 200136	Fixed	2.875%	10/1/2027	197,252
124,878	Loan ID 200137	Fixed	4.500%	9/1/2042	128,187
41,918	Loan ID 200139	Fixed	4.625%	5/1/2027	43,465
77,825	Loan ID 200141	Fixed	4.250%	2/1/2042	79,367
125,116	Loan ID 200143	Fixed	3.000%	2/1/2037	118,299
386,801	Loan ID 200145	Fixed	4.000%	8/1/2051	255,609
100,089	Loan ID 200152	ARM	4.250%	9/1/2037	65,058
122,981	Loan ID 200157	Fixed	3.750%	1/1/2043	122,981
154,096	Loan ID 200158	Fixed	3.625%	12/1/2042	149,334
124,655	Loan ID 200160	Fixed	3.250%	2/1/2043	118,675
458,242	Loan ID 200161	Fixed	3.875%	11/1/2041	458,312
220,714	Loan ID 200162	Fixed	3.875%	7/1/2042	220,443
194,942	Loan ID 200165	Fixed	4.375%	12/1/2041	199,648
112,850	Loan ID 200166	Fixed	4.000%	2/1/2032	113,407
117,427	Loan ID 200168	Fixed	3.750%	10/1/2042	76,327
23,389	Loan ID 200169	Fixed	6.923%	9/1/2034	24,559
138,730	Loan ID 200172	Fixed	7.250%	2/1/2037	144,536
203,807	Loan ID 200173	Fixed	3.575%	10/1/2046	74,739
89,926	Loan ID 200174	Fixed	7.340%	4/1/2037	94,423
52,094	Loan ID 200175	Fixed	9.600%	5/1/2037	54,698
46,829	Loan ID 200177	Fixed	8.000%	1/11/2022	49,170
11,938	Loan ID 200179	Fixed	7.250%	7/27/2019	12,535
110,854	Loan ID 200181	Fixed	7.500%	6/1/2041	114,552
72,944	Loan ID 200184	Fixed	4.375%	12/1/2042	74,574
27,858	Loan ID 200185	Fixed	5.375%	6/1/2042	29,251
53,116	Loan ID 200186	Fixed	5.125%	8/1/2042	55,772
148,687	Loan ID 200188	Fixed	3.875%	2/1/2043	148,343
330,419	Loan ID 200190	Fixed	3.625%	11/1/2042	325,080
129,305	Loan ID 200191	Fixed	4.125%	11/1/2042	114,605
162,484	Loan ID 200194	Fixed	4.750%	9/1/2041	170,015
261,622	Loan ID 200195	Fixed	3.875%	3/1/2042	261,266
99,615	Loan ID 200196	Fixed	4.500%	1/1/2043	102,346
38,755	Loan ID 200197	Fixed	4.750%	11/1/2042	40,186
40,611	Loan ID 200198	Fixed	5.250%	10/1/2042	42,642
284,688	Loan ID 200199	Fixed	4.000%	9/1/2042	285,859
242,564	Loan ID 200200	Fixed	3.875%	9/1/2042	213,871
51,672	Loan ID 200201	Fixed	5.125%	8/1/2041	54,256

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$58,512	Loan ID 200202	Fixed	4.375%	12/1/2042	$59,936
23,397	Loan ID 200206	Fixed	3.990%	12/1/2042	23,425
48,027	Loan ID 200208	Fixed	4.250%	1/1/2043	48,859
201,683	Loan ID 200209	Fixed	3.875%	8/1/2042	201,597
56,159	Loan ID 200214	Fixed	5.750%	7/1/2039	58,967
113,842	Loan ID 200216	Fixed	5.750%	9/1/2039	113,075
143,812	Loan ID 200217	Fixed	5.250%	7/1/2040	119,979
74,133	Loan ID 200218	Fixed	4.250%	12/1/2041	67,634
197,764	Loan ID 200219	Fixed	4.250%	4/1/2043	201,523
212,457	Loan ID 200220	Fixed	3.875%	5/1/2043	183,061
162,493	Loan ID 200221	Fixed	4.250%	4/1/2043	165,972
203,205	Loan ID 200224	Fixed	4.000%	7/1/2043	204,766
81,405	Loan ID 200226	Fixed	5.250%	7/1/2041	81,406
50,462	Loan ID 200228	Fixed	4.625%	8/1/2042	52,131
159,432	Loan ID 200229	Fixed	3.750%	7/1/2042	158,197
144,821	Loan ID 200230	Fixed	3.500%	2/1/2043	138,930
68,036	Loan ID 200232	Fixed	3.875%	8/1/2042	68,011
122,182	Loan ID 200233	Fixed	2.990%	11/1/2027	113,591
92,432	Loan ID 200235	Fixed	3.750%	12/1/2042	91,496
117,543	Loan ID 200243	Fixed	3.750%	4/1/2043	115,595
27,471	Loan ID 200244	Fixed	5.000%	5/1/2042	28,681
200,255	Loan ID 200245	Fixed	3.875%	3/1/2043	199,820
90,529	Loan ID 200286	Fixed	4.500%	7/1/2043	93,306
99,837	Loan ID 200287	Fixed	4.375%	7/1/2043	102,008
334,709	Loan ID 200288	Fixed	4.375%	11/1/2041	343,498
287,497	Loan ID 200290	Fixed	4.250%	4/1/2043	293,096
204,147	Loan ID 200296	Fixed	3.250%	2/1/2043	194,357
176,490	Loan ID 200297	Fixed	3.375%	10/1/2042	169,983
192,462	Loan ID 200299	Fixed	3.625%	10/1/2042	188,976
117,952	Loan ID 200300	Fixed	8.400%	10/20/2037	76,669
109,227	Loan ID 200302	Fixed	9.875%	10/1/2035	114,688
137,865	Loan ID 200304	Fixed	7.250%	10/1/2033	144,758
46,338	Loan ID 200307	Fixed	6.500%	7/1/2031	48,655
133,361	Loan ID 200312	Fixed	9.000%	4/1/2039	107,729
42,883	Loan ID 200313	Fixed	8.500%	3/1/2028	42,883
301,407	Loan ID 200315	ARM	4.000%	6/1/2037	153,687
72,082	Loan ID 200317	Fixed	7.000%	9/1/2032	75,686
289,168	Loan ID 200318	Fixed	6.500%	10/1/2036	292,335
552,040	Loan ID 200325	Fixed	6.000%	5/1/2042	217,977
76,090	Loan ID 200326	Fixed	8.375%	10/1/2036	79,894
146,711	Loan ID 200327	Fixed	6.790%	10/26/2036	154,047
249,487	Loan ID 200330	Fixed	7.000%	8/1/2037	258,178
100,469	Loan ID 200332	Fixed	5.775%	10/1/2037	105,492
89,977	Loan ID 200334	Fixed	7.000%	1/1/2033	94,476
267,149	Loan ID 200335	Fixed	2.000%	11/1/2052	212,507
44,027	Loan ID 200337	Fixed	7.000%	10/1/2034	46,228

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$51,228	Loan ID 200338	ARM	10.500%	8/1/2029	$53,790
153,784	Loan ID 200339	Fixed	2.000%	10/1/2033	99,960
33,301	Loan ID 200340	Fixed	7.000%	3/1/2030	34,966
287,960	Loan ID 200341	Fixed	7.000%	8/1/2035	216,266
61,598	Loan ID 200348	Fixed	6.500%	7/1/2038	62,784
236,503	Loan ID 200349	Fixed	7.000%	1/1/2037	150,431
55,296	Loan ID 200350	Fixed	7.500%	3/1/2029	58,061
77,191	Loan ID 200352	Fixed	7.000%	8/1/2030	81,050
41,993	Loan ID 200355	ARM	8.875%	7/1/2032	26,188
122,085	Loan ID 200358	Fixed	5.000%	4/1/2025	111,430
69,540	Loan ID 200361	Fixed	7.500%	1/1/2034	73,017
109,787	Loan ID 200362	Fixed	5.000%	6/1/2045	31,552
64,559	Loan ID 200366	Fixed	6.250%	1/1/2033	67,787
174,689	Loan ID 200368	Fixed	4.500%	4/1/2036	180,681
256,603	Loan ID 200369	Fixed	6.000%	4/1/2044	269,433
60,898	Loan ID 200373	Fixed	7.000%	12/1/2036	20,713
67,970	Loan ID 200374	ARM	7.000%	5/1/2034	67,970
77,562	Loan ID 200377	ARM	3.500%	10/1/2036	32,624
228,622	Loan ID 200378	Fixed	5.500%	5/1/2045	205,914
183,229	Loan ID 200380	Fixed	4.220%	4/1/2049	164,973
290,698	Loan ID 200381	Fixed	4.780%	6/1/2037	246,203
386,537	Loan ID 200383	Fixed	5.030%	12/1/2046	404,026
291,448	Loan ID 200384	Fixed	5.000%	11/1/2047	237,610
144,252	Loan ID 200385	Fixed	8.250%	1/1/2040	151,465
219,527	Loan ID 200386	Fixed	8.000%	3/1/2041	177,050
120,033	Loan ID 200389	Fixed	4.820%	9/1/2047	111,604
199,082	Loan ID 200390	Fixed	4.780%	4/16/2047	170,758
168,821	Loan ID 200391	Fixed	4.000%	1/13/2035	170,063
65,928	Loan ID 200392	Fixed	10.000%	6/5/2034	65,928
102,813	Loan ID 200393	Fixed	5.070%	8/1/2037	60,665
126,679	Loan ID 200394	Fixed	7.150%	8/1/2037	131,583
79,282	Loan ID 200395	Fixed	4.860%	4/1/2047	72,917
72,026	Loan ID 200396	Fixed	10.000%	2/1/2036	75,628
101,787	Loan ID 200397	ARM	4.250%	9/1/2037	106,876
133,052	Loan ID 200398	Fixed	4.800%	2/1/2037	112,922
76,798	Loan ID 200399	Fixed	4.980%	6/1/2037	66,847
50,555	Loan ID 200403	Fixed	8.300%	10/15/2032	53,083
56,340	Loan ID 200404	Fixed	8.100%	5/1/2037	59,157
96,043	Loan ID 200405	Fixed	4.870%	12/1/2035	90,733
115,793	Loan ID 200406	Fixed	4.875%	10/1/2051	121,583
231,666	Loan ID 200407	Fixed	6.500%	4/1/2042	236,210
197,735	Loan ID 200408	Fixed	6.000%	4/1/2039	183,016
343,015	Loan ID 200409	Fixed	6.000%	2/1/2049	267,231
104,452	Loan ID 200411	Fixed	8.275%	6/1/2037	109,675
308,400	Loan ID 200412	Fixed	5.500%	6/1/2045	120,236
181,589	Loan ID 200416	Fixed	4.670%	8/1/2053	155,109

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$69,446	Loan ID 200417	Fixed	7.000%	5/1/2035	$72,918
54,734	Loan ID 200418	Fixed	4.000%	6/1/2035	54,034
158,898	Loan ID 200419	Fixed	4.000%	12/19/2035	156,803
163,099	Loan ID 200420	Fixed	4.225%	4/10/2038	146,328
75,440	Loan ID 200421	Fixed	7.710%	8/1/2037	78,286
134,982	Loan ID 200422	Fixed	3.830%	8/1/2053	107,380
127,735	Loan ID 200423	Fixed	4.500%	6/1/2043	131,281
106,011	Loan ID 200424	Fixed	4.000%	9/1/2028	106,262
246,986	Loan ID 200427	Fixed	3.625%	3/1/2043	242,729
222,004	Loan ID 200430	Fixed	3.625%	7/1/2043	217,230
185,972	Loan ID 200431	Fixed	4.625%	7/1/2043	193,104
299,916	Loan ID 200432	Fixed	4.875%	5/1/2043	312,801
127,382	Loan ID 200433	Fixed	4.250%	8/1/2043	129,912
158,497	Loan ID 200434	Fixed	5.250%	10/1/2043	166,422
197,746	Loan ID 200435	Fixed	4.625%	11/1/2052	187,870
208,903	Loan ID 200436	Fixed	3.750%	4/1/2043	206,114
43,599	Loan ID 200439	Fixed	5.000%	8/1/2041	45,779
192,529	Loan ID 200441	Fixed	6.000%	4/1/2045	154,169
157,104	Loan ID 200445	Fixed	5.250%	2/1/2039	164,959
48,437	Loan ID 200447	Fixed	5.875%	11/4/2034	50,858
78,649	Loan ID 200448	Fixed	5.750%	5/1/2042	62,434
124,884	Loan ID 200449	Fixed	5.000%	7/1/2041	124,884
354,545	Loan ID 200451	Fixed	6.250%	7/1/2038	372,272
15,370	Loan ID 200453	ARM	4.250%	3/1/2026	16,138
204,826	Loan ID 200457	Fixed	5.750%	12/10/2030	215,068
187,339	Loan ID 200460	Fixed	7.000%	7/1/2041	196,706
380,616	Loan ID 200462	Fixed	6.000%	7/1/2045	351,848
241,740	Loan ID 200465	Fixed	6.500%	7/1/2037	228,317
103,824	Loan ID 200468	Fixed	5.625%	12/1/2044	38,278
127,140	Loan ID 200469	Fixed	6.500%	7/1/2037	105,444
286,782	Loan ID 200473	Fixed	4.000%	12/1/2042	226,388
240,917	Loan ID 200474	Fixed	5.750%	11/1/2050	252,963
167,340	Loan ID 200475	Fixed	5.450%	7/1/2049	175,707
190,556	Loan ID 200476	Fixed	6.000%	9/1/2050	200,084
192,591	Loan ID 200477	Fixed	4.125%	12/1/2028	193,784
106,002	Loan ID 200482	Fixed	4.375%	11/1/2028	108,800
99,578	Loan ID 200483	Fixed	4.375%	11/1/2028	102,133
73,875	Loan ID 200485	Fixed	4.125%	2/1/2043	48,019
245,611	Loan ID 200486	Fixed	3.500%	1/1/2043	238,785
156,516	Loan ID 200488	Fixed	4.250%	1/1/2044	159,352
112,726	Loan ID 200489	Fixed	4.000%	3/1/2043	111,572
72,030	Loan ID 200490	Fixed	4.000%	11/1/2028	72,261
200,496	Loan ID 200491	Fixed	5.500%	10/1/2039	210,521
119,542	Loan ID 200492	Fixed	4.000%	1/1/2043	120,136
273,607	Loan ID 200494	Fixed	4.625%	10/1/2043	284,098
198,248	Loan ID 200496	Fixed	3.875%	2/1/2043	197,584

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$317,375	Loan ID 200497	Fixed	3.250%	4/1/2043	$302,245
267,550	Loan ID 200499	Fixed	4.250%	1/1/2043	271,551
212,296	Loan ID 200500	Fixed	5.875%	2/1/2037	222,911
375,933	Loan ID 200504	Fixed	3.375%	3/1/2043	361,285
72,533	Loan ID 200507	Fixed	4.500%	9/1/2042	74,767
327,168	Loan ID 200514	Fixed	3.000%	4/1/2047	309,337
98,098	Loan ID 200515	Fixed	8.250%	2/1/2039	103,003
102,009	Loan ID 200517	Fixed	8.000%	5/1/2039	66,306
200,747	Loan ID 200518	Fixed	3.000%	12/1/2050	186,738
310,629	Loan ID 200519	Fixed	3.000%	11/1/2049	295,106
116,740	Loan ID 200524	Fixed	3.500%	6/1/2043	113,692
278,959	Loan ID 200525	Fixed	3.250%	12/1/2042	264,983
109,981	Loan ID 200527	Fixed	4.500%	12/1/2043	113,532
134,988	Loan ID 200528	Fixed	4.375%	2/1/2044	87,742
390,622	Loan ID 200529	Fixed	4.625%	2/1/2044	404,116
172,386	Loan ID 200531	Fixed	4.625%	11/1/2043	112,051
109,424	Loan ID 200532	Fixed	3.250%	7/1/2043	103,857
112,306	Loan ID 200537	Fixed	4.500%	3/1/2042	104,474
89,608	Loan ID 200538	Fixed	4.750%	1/1/2043	58,245
82,945	Loan ID 200540	Fixed	3.875%	2/1/2043	82,722
54,130	Loan ID 200545	Fixed	4.375%	2/1/2029	55,353
120,569	Loan ID 200546	Fixed	5.375%	12/1/2043	126,598
166,627	Loan ID 200548	Fixed	5.250%	2/1/2044	174,958
60,798	Loan ID 200550	Fixed	3.750%	3/1/2043	60,071
216,863	Loan ID 200555	Fixed	4.375%	1/1/2044	223,036
226,155	Loan ID 200561	Fixed	6.375%	12/1/2036	226,152
136,255	Loan ID 200564	Fixed	4.875%	5/1/2039	129,283
519,876	Loan ID 200565	Interest Only	4.000%	6/1/2037	519,876
129,685	Loan ID 200567	Fixed	3.375%	5/1/2043	124,774
98,138	Loan ID 200569	Fixed	5.125%	2/1/2044	103,045
134,507	Loan ID 200571	Fixed	4.500%	7/1/2043	138,328
94,172	Loan ID 200573	Fixed	3.750%	9/1/2042	93,092
128,714	Loan ID 200574	Fixed	4.875%	1/1/2044	134,888
155,155	Loan ID 200577	Fixed	3.125%	4/1/2028	146,037
181,164	Loan ID 200578	Fixed	4.750%	8/1/2040	189,747
47,841	Loan ID 200579	Fixed	4.875%	5/1/2042	49,568
170,905	Loan ID 200580	Fixed	4.125%	11/1/2041	171,258
38,145	Loan ID 200581	Fixed	4.750%	9/1/2042	38,896
366,909	Loan ID 200582	Fixed	4.000%	11/1/2042	319,942
80,460	Loan ID 200583	Fixed	3.625%	9/1/2027	79,029
169,076	Loan ID 200585	Fixed	4.000%	6/1/2046	100,392
321,971	Loan ID 200586	Fixed	3.500%	1/1/2043	313,310
247,712	Loan ID 200588	Fixed	3.750%	5/1/2042	245,766
61,058	Loan ID 200590	Fixed	4.125%	7/1/2042	56,284
96,844	Loan ID 200592	Fixed	4.375%	6/1/2042	99,264
66,013	Loan ID 200593	Fixed	3.875%	6/1/2042	65,834

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$224,184	Loan ID 200594	Fixed	4.250%	4/1/2043	$229,001
38,320	Loan ID 200597	Fixed	5.625%	2/1/2044	40,236
133,939	Loan ID 200598	Fixed	4.625%	2/1/2044	138,406
118,474	Loan ID 200599	Fixed	4.125%	2/1/2043	119,727
190,413	Loan ID 200600	Fixed	4.625%	4/1/2044	197,771
181,622	Loan ID 200602	Fixed	3.750%	3/1/2043	179,892
29,997	Loan ID 200603	Fixed	4.125%	6/1/2043	30,181
72,239	Loan ID 200604	Fixed	3.500%	1/1/2043	70,270
138,429	Loan ID 200605	Fixed	4.875%	11/1/2043	89,979
201,939	Loan ID 200607	Fixed	2.875%	11/1/2027	186,640
133,843	Loan ID 200608	Fixed	4.125%	11/1/2043	133,871
53,998	Loan ID 200611	Fixed	4.625%	5/1/2043	55,897
124,163	Loan ID 200612	Fixed	4.500%	2/1/2043	80,706
201,560	Loan ID 200613	Fixed	3.369%	1/1/2043	194,309
100,517	Loan ID 200615	Fixed	4.250%	8/1/2043	102,333
334,890	Loan ID 200616	Fixed	4.875%	2/1/2044	350,072
127,003	Loan ID 200618	Fixed	4.375%	5/1/2042	130,381
225,754	Loan ID 200620	Fixed	4.250%	10/1/2043	226,722
130,010	Loan ID 200621	Fixed	3.625%	1/1/2043	126,927
72,042	Loan ID 200623	Fixed	4.375%	12/1/2042	73,672
250,680	Loan ID 200624	Fixed	4.125%	4/1/2043	253,576
129,850	Loan ID 200627	Fixed	4.250%	10/1/2043	132,382
71,190	Loan ID 200628	Fixed	3.250%	2/1/2028	67,756
151,546	Loan ID 200629	Fixed	4.375%	9/1/2043	154,998
163,718	Loan ID 200630	Fixed	5.250%	9/1/2043	171,903
339,712	Loan ID 200632	Fixed	5.250%	5/1/2044	356,698
222,044	Loan ID 200633	Fixed	5.125%	5/1/2044	232,765
228,238	Loan ID 200634	Fixed	4.375%	1/1/2044	233,965
98,707	Loan ID 200635	Fixed	3.750%	5/1/2029	96,697
193,599	Loan ID 200636	Fixed	3.750%	2/1/2053	196,851
143,587	Loan ID 200642	Fixed	5.000%	3/1/2044	134,894
116,335	Loan ID 200645	Fixed	5.000%	4/1/2044	121,847
140,899	Loan ID 200649	Fixed	4.375%	3/1/2044	113,651
127,894	Loan ID 200650	Fixed	4.875%	5/1/2044	121,415
256,933	Loan ID 200651	Fixed	3.625%	7/1/2043	251,398
137,915	Loan ID 200655	Fixed	3.375%	5/1/2043	132,552
149,270	Loan ID 200656	Fixed	6.875%	7/1/2037	125,840
144,346	Loan ID 200657	Fixed	4.875%	8/1/2051	151,563
178,964	Loan ID 200660	Fixed	5.875%	3/1/2038	187,912
209,069	Loan ID 200662	Fixed	5.000%	3/1/2044	218,840
68,040	Loan ID 200663	Fixed	4.750%	5/1/2044	70,899
297,067	Loan ID 200668	Fixed	3.625%	4/1/2043	292,208
153,485	Loan ID 200669	Fixed	5.250%	4/1/2044	161,097
59,979	Loan ID 200670	Fixed	4.375%	2/1/2029	61,407
234,123	Loan ID 200671	Fixed	4.625%	8/1/2043	241,602
154,741	Loan ID 200672	Fixed	3.750%	7/1/2043	150,076

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$305,657	Loan ID 200674	Fixed	4.500%	5/1/2044	$310,401
256,292	Loan ID 200675	Fixed	5.125%	4/1/2044	269,107
115,065	Loan ID 200677	Fixed	3.625%	5/1/2028	112,809
458,831	Loan ID 200678	Fixed	4.375%	2/1/2044	298,240
251,558	Loan ID 200679	Fixed	5.000%	4/1/2044	186,468
187,864	Loan ID 200682	Fixed	4.875%	5/1/2044	174,217
124,774	Loan ID 200684	Fixed	4.875%	4/1/2044	130,776
227,211	Loan ID 200685	Fixed	4.875%	5/1/2044	236,635
222,226	Loan ID 200690	Fixed	4.250%	4/1/2044	226,953
282,800	Loan ID 200691	Fixed	4.500%	5/1/2044	292,470
240,923	Loan ID 200692	Fixed	4.625%	7/1/2044	248,724
105,515	Loan ID 200694	Fixed	4.500%	9/1/2043	108,538
47,611	Loan ID 200696	Fixed	3.750%	10/1/2042	47,226
133,932	Loan ID 200697	Fixed	4.500%	1/1/2044	123,210
185,332	Loan ID 200699	Fixed	4.125%	7/1/2044	120,466
91,762	Loan ID 200700	Fixed	4.250%	2/1/2044	93,316
165,387	Loan ID 200701	Fixed	4.750%	6/1/2044	171,956
95,642	Loan ID 200704	Fixed	4.375%	3/1/2043	97,572
130,903	Loan ID 200708	Fixed	4.875%	2/1/2044	137,378
50,502	Loan ID 200709	Fixed	4.375%	4/1/2043	51,709
114,321	Loan ID 200710	Fixed	4.500%	7/1/2044	74,309
114,210	Loan ID 200711	Fixed	3.750%	7/1/2043	110,672
597,269	Loan ID 200714	Fixed	4.175%	11/1/2036	493,710
211,079	Loan ID 200716	ARM	3.889%	8/1/2037	180,750
140,216	Loan ID 200720	ARM	3.875%	4/1/2042	96,997
148,504	Loan ID 200726	Fixed	4.125%	9/1/2037	92,698
166,577	Loan ID 200727	Fixed	2.625%	7/1/2037	108,275
446,642	Loan ID 200730	ARM	3.750%	9/1/2036	425,697
195,946	Loan ID 200732	Fixed	4.125%	9/1/2027	196,445
227,653	Loan ID 200733	Fixed	3.750%	12/1/2042	225,637
239,527	Loan ID 200734	ARM	3.375%	4/1/2044	243,245
100,772	Loan ID 200735	Fixed	4.500%	6/1/2044	65,502
143,204	Loan ID 200736	Fixed	4.750%	5/1/2044	131,815
175,396	Loan ID 200742	Fixed	4.250%	4/1/2043	166,264
189,899	Loan ID 200744	Fixed	3.625%	6/1/2043	186,222
121,157	Loan ID 200745	Fixed	3.250%	6/1/2043	115,494
446,485	Loan ID 200748	Fixed	4.750%	12/1/2043	464,131
152,295	Loan ID 200749	Fixed	4.750%	9/1/2043	159,041
240,416	Loan ID 200750	Fixed	4.750%	5/1/2044	156,271
59,322	Loan ID 200753	Fixed	5.250%	5/1/2044	61,264
221,914	Loan ID 200754	Fixed	4.750%	8/1/2044	231,121
55,030	Loan ID 200755	Fixed	4.250%	6/1/2043	56,087
187,948	Loan ID 200756	Fixed	4.875%	11/1/2043	196,454
125,129	Loan ID 200759	Fixed	3.750%	6/1/2043	124,014
171,073	Loan ID 200760	Fixed	3.750%	6/1/2043	169,278
297,372	Loan ID 200762	Fixed	3.875%	5/1/2042	297,246

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$152,004	Loan ID 200763	Fixed	4.250%	11/1/2043	$154,316
202,836	Loan ID 200765	Fixed	4.875%	11/1/2043	210,814
487,678	Loan ID 200766	Fixed	3.625%	12/1/2042	479,630
175,445	Loan ID 200771	Fixed	4.500%	4/1/2043	175,445
244,123	Loan ID 200772	Fixed	3.750%	3/1/2043	242,057
203,391	Loan ID 200774	Fixed	3.875%	7/1/2043	202,889
44,152	Loan ID 200775	Fixed	4.250%	4/1/2043	44,864
80,638	Loan ID 200776	Fixed	4.250%	3/1/2044	81,940
53,156	Loan ID 200777	Fixed	4.750%	6/1/2044	48,155
142,023	Loan ID 200779	Fixed	4.625%	8/1/2044	146,201
166,272	Loan ID 200781	Fixed	4.625%	9/1/2044	108,077
139,208	Loan ID 200783	Fixed	4.750%	9/1/2044	144,843
112,943	Loan ID 200785	Fixed	4.500%	8/1/2044	73,413
224,772	Loan ID 200786	Fixed	4.625%	7/1/2044	211,201
42,831	Loan ID 200787	Fixed	4.750%	9/1/2044	44,006
179,429	Loan ID 200788	Fixed	3.625%	12/1/2028	174,615
129,208	Loan ID 200789	Fixed	3.750%	9/1/2044	125,856
150,025	Loan ID 200790	Fixed	4.250%	8/1/2044	153,236
201,672	Loan ID 200791	Fixed	4.875%	6/1/2044	209,479
355,604	Loan ID 200792	Fixed	3.375%	1/1/2043	207,189
92,467	Loan ID 200795	Fixed	6.750%	8/1/2036	60,103
71,319	Loan ID 200796	Fixed	3.170%	12/1/2053	20,226
58,987	Loan ID 200799	Fixed	4.000%	2/5/2053	55,980
64,524	Loan ID 200800	Fixed	4.000%	1/1/2053	57,674
354,884	Loan ID 200803	Fixed	3.410%	11/1/2050	216,267
153,124	Loan ID 200805	Fixed	4.625%	7/1/2050	116,519
157,728	Loan ID 200806	Fixed	5.000%	8/1/2049	97,898
57,640	Loan ID 200808	Fixed	4.000%	11/1/2050	20,441
115,962	Loan ID 200809	Fixed	5.000%	4/1/2050	68,157
138,041	Loan ID 200810	Fixed	5.000%	1/1/2050	80,777
238,609	Loan ID 200814	Fixed	8.250%	7/1/2039	250,540
280,333	Loan ID 200817	Fixed	5.000%	1/1/2050	193,901
131,494	Loan ID 200820	Fixed	4.000%	7/1/2044	132,356
207,038	Loan ID 200821	Fixed	4.250%	8/1/2044	211,249
80,670	Loan ID 200823	Fixed	4.250%	9/1/2044	52,436
219,808	Loan ID 200824	Fixed	4.250%	8/1/2044	198,880
105,267	Loan ID 200826	Fixed	4.375%	9/1/2044	107,141
183,945	Loan ID 200827	Fixed	3.875%	6/1/2044	182,650
235,574	Loan ID 200829	Fixed	4.375%	7/1/2043	153,123
205,791	Loan ID 200830	ARM	2.875%	7/1/2044	201,441
73,787	Loan ID 200831	Fixed	4.250%	10/1/2044	74,754
337,564	Loan ID 200832	Fixed	4.250%	10/1/2044	338,054
352,820	Loan ID 200833	Fixed	4.250%	1/1/2043	359,697
158,803	Loan ID 200834	Fixed	4.125%	7/1/2043	160,825
325,291	Loan ID 200835	Fixed	5.000%	8/1/2043	341,555
181,036	Loan ID 200838	Fixed	3.750%	8/1/2044	178,140

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$232,136	Loan ID 200839	Fixed	5.000%	5/1/2044	$243,474
178,624	Loan ID 200842	Fixed	4.250%	8/1/2044	181,534
355,357	Loan ID 200843	Fixed	4.750%	10/1/2043	368,349
299,857	Loan ID 200844	Fixed	4.500%	7/1/2043	308,934
201,723	Loan ID 200846	Fixed	4.375%	11/1/2043	131,120
180,586	Loan ID 200847	Fixed	4.750%	10/1/2044	117,381
178,109	Loan ID 200848	Fixed	2.000%	6/1/2051	129,318
109,930	Loan ID 200853	Fixed	5.000%	4/1/2037	71,455
225,293	Loan ID 200855	ARM	4.180%	7/1/2037	194,932
204,644	Loan ID 200856	Fixed	6.500%	6/1/2042	110,056
263,201	Loan ID 200858	Fixed	2.000%	1/1/2053	219,807
245,032	Loan ID 200859	Fixed	2.170%	12/1/2052	117,671
165,132	Loan ID 200860	Fixed	3.000%	3/1/2052	113,514
424,845	Loan ID 200861	Fixed	2.000%	6/1/2054	276,966
248,363	Loan ID 200863	Fixed	2.000%	7/1/2052	212,249
261,090	Loan ID 200864	Fixed	4.000%	1/1/2037	93,269
263,810	Loan ID 200866	Fixed	2.000%	5/1/2053	228,144
112,346	Loan ID 200867	Fixed	2.370%	9/1/2053	97,845
198,873	Loan ID 200873	Fixed	3.525%	11/1/2053	62,456
195,566	Loan ID 200876	ARM	3.625%	5/1/2035	200,823
386,429	Loan ID 200877	Fixed	4.750%	9/1/2042	350,746
188,854	Loan ID 200880	Fixed	4.250%	6/1/2043	192,477
79,944	Loan ID 200883	Fixed	3.375%	5/1/2028	76,761
172,308	Loan ID 200885	Fixed	4.875%	10/1/2044	112,000
93,548	Loan ID 200886	Fixed	4.250%	10/1/2044	95,247
250,248	Loan ID 200887	Fixed	4.750%	9/1/2044	162,661
234,263	Loan ID 200888	Fixed	4.500%	9/1/2044	237,683
204,847	Loan ID 200891	Fixed	4.250%	10/1/2044	133,151
251,024	Loan ID 200892	Fixed	3.750%	9/1/2043	243,464
97,011	Loan ID 200894	Fixed	5.000%	10/1/2043	101,770
222,870	Loan ID 200895	Fixed	3.875%	11/1/2043	222,530
193,158	Loan ID 200897	Fixed	4.750%	10/1/2044	161,781
367,894	Loan ID 200900	Fixed	4.375%	9/1/2044	378,343
653,490	Loan ID 200902	Fixed	4.250%	9/1/2044	667,248
248,907	Loan ID 200904	Fixed	5.125%	9/1/2044	258,494
398,790	Loan ID 200905	Fixed	5.375%	9/1/2044	259,214
306,681	Loan ID 200906	Fixed	4.875%	2/1/2035	287,083
354,402	Loan ID 200907	ARM	3.880%	8/1/2047	230,361
105,164	Loan ID 200908	Fixed	4.000%	6/1/2049	106,390
114,715	Loan ID 200909	Fixed	4.870%	3/1/2046	120,451
203,085	Loan ID 200910	Fixed	3.300%	4/1/2053	110,742
723,314	Loan ID 200912	Interest Only	4.500%	3/1/2037	675,213
59,156	Loan ID 200913	Fixed	4.250%	5/1/2047	30,882
150,350	Loan ID 200914	Fixed	2.875%	12/1/2047	113,199
93,208	Loan ID 200916	Fixed	4.000%	10/1/2037	91,040
159,153	Loan ID 200917	Fixed	4.875%	1/1/2051	167,111

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$96,260	Loan ID 200921	ARM	3.875%	7/1/2051	$101,073
421,283	Loan ID 200922	Fixed	3.340%	9/1/2053	418,637
423,754	Loan ID 200923	Fixed	4.875%	12/1/2036	444,942
507,242	Loan ID 200924	Fixed	5.500%	9/1/2051	532,604
322,062	Loan ID 200927	Fixed	3.000%	8/1/2038	307,385
121,940	Loan ID 200928	Fixed	4.800%	12/1/2036	120,733
160,896	Loan ID 200929	Fixed	4.625%	1/1/2043	166,595
388,381	Loan ID 200931	Fixed	4.250%	12/1/2052	349,905
301,376	Loan ID 200933	Fixed	4.250%	3/1/2043	307,162
114,082	Loan ID 200934	Fixed	3.810%	1/1/2043	113,292
177,393	Loan ID 200935	Fixed	3.875%	4/1/2043	177,155
194,117	Loan ID 200936	Fixed	4.000%	5/1/2042	195,326
121,309	Loan ID 200939	Fixed	4.170%	5/1/2042	123,502
198,238	Loan ID 200940	Fixed	3.250%	2/1/2043	188,766
115,579	Loan ID 200941	Fixed	3.780%	1/1/2043	114,625
278,655	Loan ID 200942	Fixed	4.000%	4/1/2043	280,126
103,977	Loan ID 200944	Fixed	4.500%	2/1/2044	106,113
141,085	Loan ID 200945	Fixed	5.125%	4/1/2044	147,974
287,653	Loan ID 200947	Fixed	4.000%	2/1/2043	289,004
129,342	Loan ID 200948	Fixed	4.625%	12/1/2042	133,452
280,780	Loan ID 200949	Fixed	3.875%	4/1/2043	280,358
181,487	Loan ID 200952	Fixed	3.875%	1/1/2043	181,053
117,305	Loan ID 200953	Fixed	3.750%	12/1/2042	115,818
377,890	Loan ID 200954	Fixed	3.625%	1/1/2043	370,914
328,531	Loan ID 200955	Fixed	3.250%	5/1/2043	313,247
262,696	Loan ID 200956	Fixed	5.000%	8/1/2051	275,831
96,006	Loan ID 200958	Fixed	3.875%	6/1/2043	95,605
417,760	Loan ID 200959	Fixed	4.000%	11/1/2042	420,680
363,837	Loan ID 200960	Fixed	3.500%	1/1/2043	353,119
178,277	Loan ID 200961	Fixed	4.750%	6/1/2043	185,576
205,944	Loan ID 200962	Fixed	4.250%	10/1/2044	209,673
117,954	Loan ID 200963	Fixed	4.750%	9/1/2044	121,978
352,927	Loan ID 200964	Fixed	3.750%	7/1/2043	349,243
146,330	Loan ID 200966	Fixed	4.875%	7/1/2044	95,114
94,802	Loan ID 200968	Fixed	4.250%	11/1/2044	82,486
362,109	Loan ID 200969	Fixed	4.875%	8/1/2043	378,192
153,951	Loan ID 200974	Fixed	4.250%	10/1/2044	156,597
57,191	Loan ID 200975	Fixed	4.750%	12/1/2044	37,174
351,450	Loan ID 200977	Fixed	4.875%	9/1/2044	367,500
206,977	Loan ID 200983	Fixed	4.375%	8/1/2044	211,846
152,272	Loan ID 200984	Fixed	5.000%	10/1/2043	159,886
114,224	Loan ID 200987	Fixed	4.625%	10/1/2044	74,245
209,293	Loan ID 200989	Fixed	3.750%	6/1/2029	193,824
284,143	Loan ID 200992	Fixed	4.125%	5/1/2043	287,987
168,438	Loan ID 200993	Fixed	2.004%	7/15/2049	146,839
202,166	Loan ID 200994	Fixed	4.125%	5/1/2053	205,612

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$56,351	Loan ID 200996	Fixed	2.500%	8/1/2048	$38,478
97,573	Loan ID 200997	Fixed	2.000%	3/1/2051	75,440
364,563	Loan ID 200998	Fixed	3.875%	12/1/2050	318,339
72,947	Loan ID 201000	Fixed	5.125%	2/1/2039	76,405
29,222	Loan ID 201002	Fixed	0.000%	10/1/2024	24,554
130,051	Loan ID 201005	Fixed	4.750%	7/1/2041	135,800
43,233	Loan ID 201006	Fixed	6.875%	3/1/2038	45,395
83,521	Loan ID 201007	Fixed	7.125%	4/1/2037	87,697
68,519	Loan ID 201009	Fixed	0.000%	4/1/2033	57,767
80,682	Loan ID 201010	Fixed	5.500%	4/1/2039	76,422
37,615	Loan ID 201011	Fixed	0.000%	2/1/2023	31,647
46,297	Loan ID 201012	Fixed	7.500%	12/1/2038	47,821
56,270	Loan ID 201013	Fixed	7.500%	12/1/2038	48,712
88,985	Loan ID 201014	Fixed	0.000%	2/1/2033	74,764
13,472	Loan ID 201015	Fixed	0.000%	3/29/2021	11,390
107,004	Loan ID 201016	Fixed	6.500%	2/1/2036	112,354
23,989	Loan ID 201017	Fixed	0.000%	4/1/2032	20,172
97,336	Loan ID 201019	ARM	4.875%	2/1/2037	102,203
93,969	Loan ID 201020	Fixed	0.000%	10/1/2034	79,087
80,117	Loan ID 201022	ARM	3.625%	5/1/2037	63,971
142,446	Loan ID 201023	Fixed	6.450%	2/1/2036	118,031
80,853	Loan ID 201026	Fixed	7.750%	12/1/2035	49,145
107,034	Loan ID 201027	ARM	9.538%	3/1/2037	112,385
103,428	Loan ID 201030	Fixed	5.000%	7/1/2042	108,600
141,423	Loan ID 201032	Fixed	4.500%	11/1/2044	142,074
286,205	Loan ID 201033	Fixed	4.125%	12/1/2044	290,182
94,650	Loan ID 201036	Fixed	4.375%	12/1/2044	96,407
69,005	Loan ID 201037	Fixed	8.250%	7/1/2039	72,455
273,601	Loan ID 201040	Fixed	4.000%	11/1/2045	205,188
91,093	Loan ID 201041	Fixed	3.750%	11/1/2052	79,231
115,988	Loan ID 201043	Fixed	4.000%	4/1/2039	109,938
181,324	Loan ID 201044	Fixed	4.870%	3/29/2037	190,390
109,468	Loan ID 201045	Fixed	2.000%	7/1/2037	82,464
263,915	Loan ID 201046	Fixed	2.000%	4/1/2053	126,085
108,883	Loan ID 201047	Fixed	3.625%	4/1/2053	89,289
173,680	Loan ID 201048	Fixed	3.000%	4/1/2052	123,242
65,467	Loan ID 201053	Fixed	3.860%	7/1/2053	65,630
211,552	Loan ID 201054	Fixed	2.400%	5/17/2050	184,335
591,015	Loan ID 201056	Fixed	2.000%	7/1/2054	520,688
167,736	Loan ID 201057	Fixed	2.000%	1/1/2050	128,889
132,944	Loan ID 201058	Fixed	2.500%	8/1/2037	115,848
112,543	Loan ID 201060	ARM	3.750%	7/1/2035	84,635
86,931	Loan ID 201061	Fixed	5.000%	2/1/2050	71,033
119,423	Loan ID 201062	Fixed	3.100%	4/1/2047	113,728
125,031	Loan ID 201063	Fixed	4.000%	9/1/2047	82,680
212,932	Loan ID 201065	Fixed	3.000%	7/1/2037	171,450

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$230,803	Loan ID 201066	Fixed	4.250%	12/1/2046	$236,044
436,701	Loan ID 201067	Fixed	4.750%	1/1/2044	447,727
68,864	Loan ID 201069	Fixed	4.625%	12/1/2044	71,131
617,274	Loan ID 201070	Fixed	4.250%	2/1/2045	627,466
176,455	Loan ID 201071	Fixed	4.625%	11/1/2044	179,839
110,764	Loan ID 201072	Fixed	3.500%	3/1/2028	106,180
43,476	Loan ID 201073	Fixed	3.125%	4/1/2023	40,827
95,904	Loan ID 201075	Fixed	4.375%	10/1/2044	97,952
125,876	Loan ID 201076	Fixed	3.500%	12/1/2042	122,243
135,087	Loan ID 201077	Fixed	3.625%	7/1/2044	116,595
227,166	Loan ID 201084	Fixed	5.000%	8/1/2038	238,524
147,171	Loan ID 201086	Fixed	4.625%	11/1/2044	138,065
159,081	Loan ID 201091	Fixed	4.125%	1/1/2045	141,310
250,421	Loan ID 201092	Fixed	5.250%	4/1/2046	162,773
136,406	Loan ID 201093	Fixed	4.125%	9/1/2043	116,934
149,753	Loan ID 201094	Fixed	4.550%	3/1/2044	150,845
232,168	Loan ID 201095	Fixed	3.875%	8/1/2044	231,794
95,615	Loan ID 201100	Fixed	4.125%	7/1/2043	97,052
350,355	Loan ID 201101	Fixed	4.625%	3/1/2045	355,948
153,993	Loan ID 201103	ARM	2.875%	5/1/2044	155,279
160,055	Loan ID 201104	Fixed	4.375%	4/1/2045	160,868
293,239	Loan ID 201105	Fixed	4.250%	11/1/2044	298,516
79,176	Loan ID 201107	Fixed	5.150%	2/1/2036	76,780
152,633	Loan ID 201108	Fixed	4.750%	2/1/2054	144,519
524,333	Loan ID 201110	ARM	4.250%	4/1/2037	394,108
160,741	Loan ID 201111	Fixed	4.875%	4/1/2050	94,612
245,640	Loan ID 201112	Fixed	4.750%	8/1/2037	256,911
78,397	Loan ID 201113	Fixed	5.750%	12/1/2052	82,317
110,539	Loan ID 201114	Fixed	8.087%	5/1/2054	81,203
508,771	Loan ID 201115	Fixed	4.000%	2/1/2051	316,134
126,055	Loan ID 201119	Fixed	4.000%	5/1/2034	123,043
90,603	Loan ID 201121	Fixed	4.000%	10/1/2037	68,777
85,566	Loan ID 201122	Fixed	4.750%	11/1/2048	79,715
171,448	Loan ID 201123	Fixed	4.000%	7/1/2054	110,533
246,038	Loan ID 201124	Fixed	4.750%	4/1/2040	257,365
434,154	Loan ID 201126	Fixed	6.500%	4/1/2049	438,470
82,809	Loan ID 201127	ARM	3.625%	4/1/2037	53,826
160,071	Loan ID 201129	Fixed	4.875%	6/1/2051	95,993
119,992	Loan ID 201130	Fixed	4.850%	12/1/2037	124,745
116,518	Loan ID 201131	Fixed	7.353%	5/1/2053	89,147
169,653	Loan ID 201132	Fixed	3.000%	7/1/2037	123,140
197,534	Loan ID 201134	Fixed	2.000%	10/1/2053	152,971
523,150	Loan ID 201135	Fixed	3.000%	6/1/2051	416,280
57,087	Loan ID 201138	Fixed	4.250%	3/1/2034	58,393
160,749	Loan ID 201139	Fixed	2.000%	11/1/2053	126,742
155,490	Loan ID 201140	Fixed	4.870%	1/1/2038	148,143

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$88,387	Loan ID 201143	Fixed	2.000%	11/1/2037	$67,343
100,904	Loan ID 201144	Fixed	4.000%	9/1/2045	86,606
227,350	Loan ID 201145	Fixed	4.375%	4/1/2051	211,125
130,677	Loan ID 201146	Fixed	4.875%	8/1/2054	112,911
109,053	Loan ID 201147	Fixed	3.000%	11/1/2051	86,998
96,090	Loan ID 201148	Fixed	3.950%	10/1/2042	96,985
278,877	Loan ID 201149	Fixed	5.719%	6/1/2051	113,895
247,721	Loan ID 201153	Fixed	5.000%	6/1/2050	194,934
59,398	Loan ID 201154	ARM	3.625%	11/1/2041	62,368
94,615	Loan ID 201155	Fixed	2.000%	11/1/2053	60,955
64,077	Loan ID 201156	Fixed	5.000%	4/1/2050	50,335
288,982	Loan ID 201157	Fixed	4.000%	3/1/2055	291,861
202,141	Loan ID 201160	Fixed	4.920%	10/1/2049	129,074
380,064	Loan ID 201163	Fixed	4.750%	12/1/2049	250,657
164,503	Loan ID 201164	Fixed	4.250%	11/1/2051	106,927
111,683	Loan ID 201165	Fixed	4.750%	1/1/2044	116,324
431,752	Loan ID 201168	Fixed	3.000%	4/1/2052	337,699
107,640	Loan ID 201169	Fixed	5.934%	9/1/2037	99,097
65,786	Loan ID 201170	Fixed	4.375%	7/1/2037	66,876
68,556	Loan ID 201171	Fixed	2.000%	5/1/2051	37,144
107,713	Loan ID 201173	Fixed	3.000%	11/1/2047	53,716
146,379	Loan ID 201174	Fixed	4.750%	1/1/2053	95,146
62,963	Loan ID 201175	Fixed	5.000%	9/1/2044	66,111
134,223	Loan ID 201176	Fixed	4.250%	8/1/2053	124,379
302,966	Loan ID 201178	Fixed	3.193%	6/1/2051	132,241
299,570	Loan ID 201179	Fixed	4.000%	5/1/2051	172,943
308,610	Loan ID 201181	Fixed	4.500%	4/1/2034	257,979
133,144	Loan ID 201183	Fixed	2.375%	10/1/2052	103,842
63,150	Loan ID 201184	Fixed	4.000%	6/1/2049	63,892
257,235	Loan ID 201185	Fixed	5.760%	10/1/2053	228,647
81,244	Loan ID 201187	Fixed	2.000%	11/1/2048	43,304
158,981	Loan ID 201190	Fixed	4.250%	6/1/2051	162,623
212,664	Loan ID 201191	Fixed	3.000%	2/1/2037	205,247
117,572	Loan ID 201192	Fixed	2.000%	2/1/2051	71,503
627,677	Loan ID 201196	Fixed	2.000%	11/1/2036	495,658
173,596	Loan ID 201197	Fixed	5.125%	8/1/2037	164,486
334,148	Loan ID 201199	Fixed	5.000%	11/1/2046	194,715
286,333	Loan ID 201200	Fixed	4.500%	3/1/2044	292,405
289,397	Loan ID 201201	Fixed	4.500%	8/1/2044	188,108
450,932	Loan ID 201204	Fixed	3.750%	4/1/2045	443,735
148,691	Loan ID 201205	Fixed	4.625%	1/1/2045	153,521
130,034	Loan ID 201206	Fixed	3.990%	4/1/2045	130,337
420,184	Loan ID 201207	Fixed	4.625%	8/1/2051	384,051
115,352	Loan ID 201208	Fixed	4.625%	4/1/2045	118,218
179,223	Loan ID 201209	Fixed	4.250%	4/1/2045	172,473
129,156	Loan ID 201211	Fixed	4.125%	7/1/2044	104,582

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$360,459	Loan ID 201212	Fixed	4.625%	3/1/2045	$309,331
198,394	Loan ID 201213	Fixed	4.875%	8/1/2044	201,500
545,157	Loan ID 201214	ARM	2.875%	9/1/2043	510,491
265,302	Loan ID 201216	Fixed	3.500%	2/1/2043	211,115
101,742	Loan ID 201217	Fixed	3.875%	5/1/2045	81,310
126,520	Loan ID 201218	Fixed	4.125%	1/1/2045	88,907
69,004	Loan ID 201219	Fixed	4.000%	7/1/2044	42,855
65,272	Loan ID 201221	Fixed	3.250%	5/1/2043	54,931
48,059	Loan ID 201222	Fixed	5.125%	1/1/2045	48,797
216,642	Loan ID 201223	Fixed	3.875%	4/1/2030	223,700
60,403	Loan ID 201226	Fixed	5.000%	3/1/2045	62,855
175,368	Loan ID 201227	Fixed	5.125%	3/1/2045	183,422
82,910	Loan ID 201229	Fixed	3.250%	7/1/2024	82,845
124,156	Loan ID 201232	Fixed	4.500%	1/1/2045	80,701
257,830	Loan ID 201233	Fixed	4.500%	12/1/2044	258,710
92,090	Loan ID 201235	Fixed	3.750%	7/1/2045	90,941
235,222	Loan ID 201237	Fixed	3.750%	5/1/2045	232,156
158,237	Loan ID 201240	Fixed	4.250%	10/1/2045	140,665
296,514	Loan ID 201241	Fixed	4.375%	7/1/2045	304,536
226,668	Loan ID 201242	Fixed	4.625%	11/1/2044	232,548
111,268	Loan ID 201243	Fixed	4.625%	11/1/2045	113,713
400,468	Loan ID 201244	Fixed	4.500%	6/1/2045	367,520
114,609	Loan ID 201245	Fixed	4.750%	8/1/2044	117,766
186,907	Loan ID 201247	Fixed	4.250%	5/1/2045	146,651
100,845	Loan ID 201248	Fixed	4.875%	7/1/2044	104,341
465,153	Loan ID 201249	Fixed	4.625%	8/1/2045	414,212
61,877	Loan ID 201250	Fixed	4.250%	10/1/2045	62,464
130,974	Loan ID 201251	Fixed	4.500%	8/1/2045	120,072
7,574	Loan ID 201253	ARM	8.750%	3/1/2019	7,952
159,617	Loan ID 201254	ARM	8.000%	9/1/2034	167,597
244,189	Loan ID 201255	ARM	7.875%	6/1/2035	256,398
34,261	Loan ID 201256	ARM	10.500%	10/1/2021	35,974
240,255	Loan ID 201257	Fixed	4.500%	5/1/2044	245,478
91,197	Loan ID 201258	Fixed	4.500%	6/1/2045	73,256
119,563	Loan ID 201259	Fixed	4.625%	1/1/2046	77,716
172,364	Loan ID 201260	Fixed	4.750%	9/1/2045	177,995
60,832	Loan ID 201262	Fixed	4.200%	1/1/2046	49,278
50,313	Loan ID 201263	Fixed	4.750%	10/1/2045	44,961
187,068	Loan ID 201264	Fixed	5.000%	3/1/2045	172,847
358,691	Loan ID 201265	Fixed	4.750%	6/1/2045	371,165
146,118	Loan ID 201266	Fixed	4.500%	2/1/2046	144,142
187,809	Loan ID 201267	Fixed	4.875%	12/1/2045	188,780
237,520	Loan ID 201268	Fixed	4.250%	6/1/2045	241,248
125,215	Loan ID 201269	Fixed	4.375%	12/1/2045	78,821
153,070	Loan ID 201270	Fixed	4.125%	2/1/2045	151,325
255,291	Loan ID 201271	Fixed	4.500%	6/1/2045	233,905

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$140,613	Loan ID 201272	Fixed	4.750%	11/1/2044	$145,337
242,118	Loan ID 201273	Fixed	4.500%	12/1/2045	240,169
218,769	Loan ID 201274	Fixed	4.125%	10/1/2045	214,282
193,809	Loan ID 201278	Fixed	3.750%	12/1/2045	158,520
371,722	Loan ID 201280	Fixed	4.500%	4/1/2046	365,778
153,864	Loan ID 201281	Fixed	4.875%	7/1/2044	160,086
129,984	Loan ID 201282	Fixed	5.250%	1/1/2046	134,787
111,382	Loan ID 201283	Fixed	4.250%	11/1/2045	72,398
135,087	Loan ID 201284	Fixed	3.625%	2/1/2029	138,408
33,193	Loan ID 201285	Fixed	4.625%	11/1/2028	34,571
110,655	Loan ID 201286	Fixed	4.375%	12/1/2045	112,402
85,914	Loan ID 201289	Fixed	4.000%	3/1/2045	85,386
249,730	Loan ID 201290	Fixed	4.750%	7/1/2045	258,872
305,049	Loan ID 201291	Fixed	5.000%	8/1/2045	315,651
81,687	Loan ID 201292	Fixed	4.500%	5/1/2045	85,771
37,267	Loan ID 201293	Fixed	4.875%	9/1/2045	24,224
126,807	Loan ID 201294	Fixed	4.625%	2/1/2046	115,589
98,573	Loan ID 201295	Fixed	4.500%	12/1/2045	78,907
766,702	Loan ID 201296	Fixed	4.250%	2/1/2046	770,496
343,322	Loan ID 201297	Fixed	4.875%	8/1/2045	357,188
153,502	Loan ID 201298	Fixed	4.250%	8/1/2045	155,080
256,516	Loan ID 201299	Fixed	4.250%	12/1/2045	195,513
198,245	Loan ID 201300	Fixed	4.750%	3/1/2046	128,859
73,749	Loan ID 201301	Fixed	4.550%	10/1/2044	74,393
136,565	Loan ID 201302	Fixed	4.250%	5/1/2045	88,767
98,228	Loan ID 201303	Fixed	3.875%	3/1/2045	97,326
228,109	Loan ID 201304	Fixed	4.125%	2/1/2046	201,392
149,549	Loan ID 201305	Fixed	4.625%	8/1/2044	153,768
118,106	Loan ID 201306	Fixed	3.875%	9/1/2045	101,182
167,998	Loan ID 201307	Fixed	4.250%	11/1/2045	109,199
62,905	Loan ID 201308	Fixed	4.625%	11/1/2045	63,648
163,897	Loan ID 201309	Fixed	4.000%	9/1/2045	138,967
188,773	Loan ID 201310	Fixed	4.750%	9/1/2045	156,669
138,140	Loan ID 201311	Fixed	4.375%	3/1/2046	135,055
325,207	Loan ID 201313	Fixed	4.625%	1/1/2046	324,635
113,672	Loan ID 201315	Fixed	4.375%	9/1/2045	115,594
163,306	Loan ID 201316	Fixed	4.500%	2/1/2046	127,208
168,051	Loan ID 201317	Fixed	5.250%	2/1/2046	161,433
86,170	Loan ID 201318	Fixed	4.750%	11/1/2045	75,379
173,928	Loan ID 201319	Fixed	4.375%	10/1/2045	152,309
166,071	Loan ID 201320	Fixed	4.000%	10/1/2045	165,329
98,366	Loan ID 201321	Fixed	4.000%	1/1/2046	84,436
124,590	Loan ID 201323	Fixed	4.375%	7/1/2045	125,979
136,894	Loan ID 201324	Fixed	5.250%	4/1/2046	128,134
209,618	Loan ID 201325	Fixed	4.500%	5/1/2046	187,400
178,561	Loan ID 201326	Fixed	4.625%	3/1/2046	177,777

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$210,526	Loan ID 201327	Fixed	4.250%	9/1/2045	$212,856
193,280	Loan ID 201328	Fixed	4.250%	11/1/2045	164,514
161,266	Loan ID 201329	Fixed	4.250%	11/1/2045	123,080
272,580	Loan ID 201330	Fixed	4.375%	6/1/2046	270,561
358,369	Loan ID 201331	Fixed	4.250%	10/1/2044	363,214
352,420	Loan ID 201333	Fixed	3.875%	1/1/2046	299,421
194,307	Loan ID 201335	Fixed	4.750%	1/1/2046	126,300
192,144	Loan ID 201336	Fixed	4.750%	1/1/2046	153,516
136,932	Loan ID 201338	Fixed	4.375%	10/1/2045	138,479
421,529	Loan ID 201339	Fixed	4.625%	7/1/2045	431,680
125,645	Loan ID 201340	Fixed	4.375%	7/1/2045	73,214
146,399	Loan ID 201341	Fixed	4.050%	11/1/2045	141,355
146,075	Loan ID 201342	Fixed	4.750%	7/1/2045	150,662
88,491	Loan ID 201343	Fixed	4.250%	11/1/2045	88,600
74,055	Loan ID 201344	Fixed	5.000%	7/1/2044	77,493
137,640	Loan ID 201345	Fixed	4.125%	5/1/2045	117,816
476,083	Loan ID 201347	Fixed	5.750%	5/1/2046	476,083
460,366	Loan ID 201348	Fixed	6.500%	5/1/2046	483,384
240,093	Loan ID 201349	Fixed	5.625%	2/1/2046	249,841
245,946	Loan ID 201350	Fixed	4.000%	6/1/2045	209,012
63,119	Loan ID 201351	Fixed	4.500%	4/1/2045	49,760
74,617	Loan ID 201352	Fixed	4.875%	3/1/2045	76,912
512,876	Loan ID 201354	Fixed	3.375%	7/1/2046	495,996
135,672	Loan ID 201355	Fixed	5.250%	12/1/2045	140,999
105,390	Loan ID 201356	Fixed	4.625%	10/1/2045	104,813
152,201	Loan ID 201358	Fixed	4.875%	7/1/2045	139,375
192,627	Loan ID 201359	Fixed	4.250%	9/1/2045	194,377
146,506	Loan ID 201361	Fixed	5.250%	7/1/2044	153,358
126,454	Loan ID 201363	Fixed	4.250%	2/1/2046	107,593
113,939	Loan ID 201364	Fixed	3.875%	4/1/2046	93,256
347,190	Loan ID 201365	Fixed	4.250%	10/1/2045	339,155
277,971	Loan ID 201366	Fixed	4.500%	6/1/2046	242,414
113,099	Loan ID 201367	Fixed	4.000%	10/1/2045	110,059
48,525	Loan ID 201368	Fixed	5.125%	2/1/2045	50,551
185,356	Loan ID 201370	Fixed	4.250%	7/1/2046	120,481
102,220	Loan ID 201371	Fixed	4.125%	4/1/2046	97,976
266,205	Loan ID 201372	Fixed	4.625%	8/1/2046	263,580
159,292	Loan ID 201373	Fixed	5.125%	4/1/2046	164,946
616,489	Loan ID 201374	Fixed	4.500%	5/1/2040	637,012
146,581	Loan ID 201375	Fixed	4.500%	6/1/2045	134,008
274,042	Loan ID 201376	Fixed	4.375%	5/1/2046	276,768
313,590	Loan ID 201377	Fixed	3.875%	5/1/2046	329,269
68,906	Loan ID 201379	Fixed	5.000%	10/1/2045	69,388
435,486	Loan ID 201380	Fixed	4.500%	5/1/2046	395,878
321,891	Loan ID 201381	Fixed	4.875%	7/1/2045	331,906
315,438	Loan ID 201382	Fixed	4.625%	9/1/2045	290,588

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$137,060	Loan ID 201383	Fixed	4.125%	12/1/2045	$139,267
80,361	Loan ID 201384	Fixed	4.375%	10/1/2045	82,393
142,167	Loan ID 201385	Fixed	4.625%	12/1/2045	149,276
81,151	Loan ID 201386	Fixed	5.250%	5/1/2046	85,208
66,812	Loan ID 201387	Fixed	5.250%	8/1/2029	70,153
453,882	Loan ID 201389	Fixed	7.125%	6/1/2046	295,024
241,534	Loan ID 201390	Fixed	5.125%	9/1/2045	249,227
404,476	Loan ID 201391	Fixed	5.125%	10/1/2045	416,169
172,464	Loan ID 201392	Fixed	3.750%	2/1/2046	139,383
433,095	Loan ID 201393	Fixed	3.750%	4/1/2056	395,425
81,821	Loan ID 201394	Fixed	6.700%	6/1/2034	53,184
86,402	Loan ID 201395	Fixed	6.300%	7/1/2044	82,178
73,119	Loan ID 201396	Fixed	5.000%	9/1/2046	70,237
270,319	Loan ID 201397	Fixed	4.125%	1/1/2046	175,708
83,867	Loan ID 201399	Fixed	5.000%	11/1/2045	84,585
87,491	Loan ID 201400	Fixed	4.750%	7/1/2044	81,821
93,062	Loan ID 201401	Fixed	4.750%	10/1/2044	95,886
150,239	Loan ID 201402	Fixed	4.750%	8/1/2044	106,570
95,888	Loan ID 201403	Fixed	4.750%	8/1/2044	79,736
137,767	Loan ID 201404	Fixed	4.750%	10/1/2044	98,019
72,813	Loan ID 201405	Fixed	5.250%	8/1/2044	76,454
56,243	Loan ID 201406	Fixed	4.250%	6/1/2046	54,651
245,558	Loan ID 201407	Fixed	4.875%	1/1/2046	224,736
168,858	Loan ID 201408	Fixed	4.125%	1/1/2046	169,139
77,363	Loan ID 201409	Fixed	4.500%	12/1/2045	77,330
229,414	Loan ID 201410	Fixed	4.625%	1/1/2046	210,371
166,134	Loan ID 201411	Fixed	4.750%	12/1/2045	171,830
143,977	Loan ID 201412	Fixed	5.750%	12/1/2045	128,469
341,632	Loan ID 201413	Fixed	4.500%	7/1/2045	276,162
75,892	Loan ID 201414	Fixed	4.250%	7/1/2044	75,690
60,497	Loan ID 201415	Fixed	8.000%	4/1/2034	60,497
56,433	Loan ID 201416	Fixed	10.000%	7/1/2033	36,682
63,104	Loan ID 201417	Fixed	6.000%	8/1/2037	66,259
49,944	Loan ID 201418	Fixed	10.000%	4/1/2033	32,463
43,634	Loan ID 201419	Fixed	10.000%	11/1/2033	45,815
58,334	Loan ID 201420	Fixed	9.000%	10/1/2031	37,917
50,344	Loan ID 201421	Fixed	11.500%	7/1/2027	52,861
58,305	Loan ID 201422	Fixed	4.625%	10/1/2046	57,762
702,107	Loan ID 201423	ARM	3.875%	6/1/2045	726,042
296,240	Loan ID 201424	Fixed	4.125%	10/1/2044	264,299
678,232	Loan ID 201425	Fixed	3.875%	4/1/2046	654,367
321,896	Loan ID 201426	Fixed	4.875%	3/1/2044	335,122
553,132	Loan ID 201428	ARM	3.250%	4/1/2045	559,135
357,636	Loan ID 201430	Fixed	4.500%	2/1/2044	321,757
199,807	Loan ID 201431	Fixed	4.875%	5/1/2045	170,917
284,952	Loan ID 201432	Fixed	5.000%	8/1/2046	258,474

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$405,862	Loan ID 201433	Fixed	4.625%	1/1/2046	$415,915
100,369	Loan ID 201434	Fixed	4.375%	6/1/2046	105,387
92,531	Loan ID 201436	Fixed	4.375%	5/1/2045	97,158
131,102	Loan ID 201437	Fixed	4.750%	5/1/2046	116,994
719,304	Loan ID 201438	ARM	3.375%	4/1/2046	729,330
182,911	Loan ID 201439	Fixed	5.000%	12/1/2045	189,127
323,558	Loan ID 201440	Fixed	4.625%	7/1/2046	282,179
101,826	Loan ID 201441	Fixed	4.750%	10/1/2045	103,441
303,608	Loan ID 201442	Fixed	4.875%	12/1/2045	301,893
563,772	Loan ID 201443	Fixed	3.875%	8/1/2046	552,830
52,359	Loan ID 201444	Fixed	4.500%	11/1/2044	53,413
104,238	Loan ID 201445	Fixed	4.875%	1/1/2045	107,997
101,173	Loan ID 201446	Fixed	4.875%	1/1/2045	104,654
257,538	Loan ID 201447	Fixed	4.875%	10/1/2044	267,530
112,922	Loan ID 201448	Fixed	4.750%	1/1/2045	116,033
95,432	Loan ID 201449	Fixed	4.000%	8/1/2044	100,203
228,229	Loan ID 201451	Fixed	4.250%	6/1/2045	230,763
176,303	Loan ID 201452	Fixed	4.500%	6/1/2046	176,151
190,476	Loan ID 201453	Fixed	5.250%	9/1/2046	195,165
190,476	Loan ID 201454	Fixed	5.250%	9/1/2046	195,467
188,587	Loan ID 201455	Fixed	4.500%	5/1/2046	169,112
215,523	Loan ID 201456	Fixed	4.125%	7/1/2046	207,524
135,785	Loan ID 201457	Fixed	3.875%	4/1/2046	94,920
240,494	Loan ID 201458	Fixed	3.875%	9/1/2046	193,738
232,581	Loan ID 201459	Fixed	4.375%	9/1/2044	237,500
160,938	Loan ID 201460	Fixed	4.250%	7/1/2045	162,540
276,223	Loan ID 201461	Fixed	4.125%	12/1/2044	276,833
301,859	Loan ID 201462	Fixed	4.375%	11/1/2044	274,141
483,118	Loan ID 201463	Fixed	4.750%	11/1/2044	497,189
305,999	Loan ID 201464	Fixed	4.375%	6/1/2045	267,438
103,517	Loan ID 201465	Fixed	5.125%	12/1/2044	107,553
280,814	Loan ID 201466	Fixed	4.500%	12/1/2044	286,482
47,080	Loan ID 201467	Fixed	5.250%	3/1/2044	49,434
141,209	Loan ID 201469	Fixed	4.375%	2/1/2045	143,927
286,882	Loan ID 201470	Fixed	4.375%	10/1/2044	292,785
229,200	Loan ID 201471	Fixed	4.500%	1/1/2045	235,137
153,823	Loan ID 201472	Fixed	4.000%	11/1/2044	161,060
312,820	Loan ID 201473	Fixed	4.500%	2/1/2045	316,730
49,556	Loan ID 201474	Fixed	6.625%	12/1/2036	52,034
95,145	Loan ID 201475	ARM	5.625%	9/1/2036	61,844
136,141	Loan ID 201476	ARM	6.000%	2/1/2037	111,567
88,805	Loan ID 201477	Fixed	6.750%	11/1/2036	93,245
109,121	Loan ID 201478	Fixed	4.625%	10/1/2045	112,506
131,035	Loan ID 201479	Fixed	4.500%	5/1/2046	133,581
163,095	Loan ID 201480	Fixed	4.250%	11/1/2045	165,071
70,806	Loan ID 201481	Fixed	4.375%	7/1/2046	46,024

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 93.6%
$138,471	Loan ID 201482	Fixed	4.625%	6/1/2045	$90,006
302,723	Loan ID 201483	Fixed	4.125%	12/1/2045	196,770
77,563	Loan ID 201484	Fixed	4.500%	10/1/2046	77,812
65,236	Loan ID 201485	Fixed	5.750%	3/1/2038	68,498
41,264	Loan ID 201486	Fixed	3.875%	9/1/2028	42,160
166,934	Loan ID 201487	Fixed	4.625%	2/1/2052	175,281
221,328	Loan ID 201488	Fixed	4.250%	1/1/2041	180,739
94,065	Loan ID 201489	Fixed	4.750%	3/1/2046	96,126
109,179	Loan ID 201490	Fixed	4.750%	9/1/2045	100,329
230,593	Loan ID 201491	Fixed	4.250%	2/1/2046	230,544
387,018	Loan ID 201492	Fixed	4.625%	1/1/2047	322,783
518,900	Loan ID 201495	Fixed	10.000%	10/1/2017	515,008
81,935	Loan ID 201499	Fixed	4.750%	5/1/2045	77,786
112,755	Loan ID 201500	Fixed	4.500%	1/1/2044	116,010
20,733	Loan ID 201501	Fixed	5.000%	11/1/2029	21,729
110,009	Loan ID 201502	Fixed	5.250%	4/1/2044	114,719
151,552	Loan ID 201503	Fixed	5.000%	7/1/2046	140,095
460,275	Loan ID 201504	Fixed	4.500%	7/1/2045	420,219
98,195	Loan ID 201505	ARM	5.750%	9/1/2046	103,104
309,727	Loan ID 201506	Fixed	5.000%	2/1/2047	270,411
64,300	Loan ID 201507	Fixed	4.750%	7/1/2044	53,494
226,058	Loan ID 201508	Fixed	5.000%	2/1/2047	203,491
239,555	Loan ID 201509	Fixed	5.000%	12/1/2046	216,555
161,096	Loan ID 201510	Fixed	3.990%	1/1/2047	136,536
81,560	Loan ID 201511	Fixed	4.375%	1/1/2046	53,014
176,813	Loan ID 201512	Fixed	4.375%	7/1/2046	154,077
128,611	Loan ID 201513	Fixed	4.000%	1/1/2046	135,041
70,372	Loan ID 201514	Fixed	3.875%	7/1/2046	45,742
140,334	Loan ID 201515	Fixed	5.125%	4/1/2047	140,062
144,804	Loan ID 201516	Fixed	3.875%	4/1/2046	138,642
329,019	Loan ID 201517	Fixed	4.625%	6/1/2046	309,185
415,809	Loan ID 201518	Fixed	4.875%	1/1/2047	431,759
97,470	Loan ID 201519	Fixed	4.750%	9/1/2045	100,451
161,600	Loan ID 201521	Fixed	10.500%	12/1/2017	159,580
79,200	Loan ID 201522	Fixed	9.750%	11/1/2017	77,616
84,401	Loan ID 201523	Fixed	5.125%	7/1/2045	85,883
139,626	Loan ID 201524	Fixed	8.010%	8/1/2046	146,607
314,131	Loan ID 201525	Fixed	7.500%	9/1/2046	204,185
159,191	Loan ID 201526	Fixed	5.250%	5/1/2044	150,546
381,352	Loan ID 201527	Fixed	4.375%	7/1/2046	351,911
84,018	Loan ID 201528	Fixed	4.625%	1/1/2046	76,534
221,400	Loan ID 201529	Interest Only	9.500%	8/1/2018	216,972
172,500	Loan ID 201530	Interest Only	8.250%	9/1/2018	169,481
222,100	Loan ID 201531	Interest Only	9.500%	9/1/2018	217,658
385,800	Loan ID 201532	Interest Only	8.750%	8/1/2018	379,049
515,033	Loan ID 201533	Fixed	4.750%	5/1/2046	437,778
164,601,767	TOTAL MORTGAGE NOTES (Cost - $133,440,803)				150,422,448

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

TOTAL INVESTMENTS (Cost - $133,440,803) (a) - 93.6%	$150,422,448
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.4%	10,207,639
NET ASSETS - 100.0%	$160,630,087

ARM - Adjustable Rate Mortgage

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same as there are no book to tax differences.

Unrealized appreciation:	$21,005,027
Unrealized depreciation:	(4,023,382)
Net unrealized appreciation:	$16,981,645

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments in Securities at Market Value (identified cost $133,440,803)	$150,422,448
Cash	7,066,591
Interest Receivable	1,694,662
Receivable for Investment Securities Sold and Principal Paydowns	1,130,284
Receivable for Fund Shares Sold	34,589
Deferred Financing Fees, Net	27,277
Prepaid Expenses and Other Assets	481,356
Total Assets	160,857,207

Liabilities:
Payable for Securities Purchased	12,050
Accrued Advisory Fees	35,731
Related Party Payable	33,472
Accrued Expenses and Other Liabilities	145,867
Total Liabilities	227,120

Net Assets	$160,630,087

Composition of Net Assets:
At September 30, 2017, Net Assets consisted of:
Paid-in-Capital	$141,270,625
Accumulated Net Investment Loss	(16,638)
Accumulated Net Realized Gain From Investments	2,394,455
Net Unrealized Appreciation on Investments	16,981,645
Net Assets	$160,630,087

Net Asset Value Per Share
Net Assets	$160,630,087
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	13,018,099
Net Asset Value and Redemption Price per Share (Net Assets/Shares Outstanding)	$12.34
Offering Price per share (maximum sales charge of 4.50%)	$12.92

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

Investment Income:
Interest Income	$8,839,422
Total Investment Income	8,839,422

Expenses:
Investment Advisory Fees	2,145,814
Security Servicing Fees	560,000
Transfer Agent Fees	236,901
Interest Expense	195,348
Security Pricing Expense	167,039
Legal Fees	166,652
Insurance Expense	164,834
Administration Fees	164,308
Printing Expense	135,077
Audit Fees	134,687
Custody Fees	105,000
Trustees’ Fees	104,342
Non 12b-1 Shareholder Expense	85,992
Advisor Transition Expenses, Net	85,359
Line of Credit Fees	49,954
Fund Accounting Fees	49,949
Shareholder Servicing Fee	45,131
Registration & Filing Fees	35,984
Chief Compliance Officer Fees	27,966
Miscellaneous Expenses	50,438
Total Expenses	4,710,775
Less: Expenses Reimbursed by Adviser	(1,196,051)
Net Expenses	3,514,724
Net Investment Income	5,324,698

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investments	2,504,489
Net Change in Unrealized Depreciation on:
Investments	(2,373,901)
Net Realized and Unrealized Gain (Loss) on Investments	130,588

Net Increase in Net Assets Resulting From Operations	$5,455,286

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	September 30, 2017	September 30, 2016
Operations:
Net Investment Income	$5,324,698	$5,021,161
Net Realized Gain from Investments	2,504,489	1,558,992
Net Change in Unrealized (Depreciation) Appreciation on Investments	(2,373,901)	17,268,989
Net Increase in Net Assets Resulting From Operations	5,455,286	23,849,142

Distributions to Shareholders From:
Net investment income ($0.40 and $0.38 per share, respectively)	(5,477,460)	(5,278,242)
Net Realized Gains ($0.10 and $0.35 per share, respectively)	(1,392,065)	(4,894,463)
Total Distributions to Shareholders	(6,869,525)	(10,172,705)

Beneficial Interest Transactions:
Proceeds from Shares Issued	11,991,479	36,900,456
Distributions Reinvested	3,372,021	5,848,424
Cost of Shares Redeemed	(35,327,491)	(34,799,498)
Total Beneficial Interest Transactions	(19,963,991)	7,949,382

Total (Decrease) Increase in Net Assets	(21,378,230)	21,625,819

Net Assets:
Beginning of Year	182,008,317	160,382,498
End of Year (including undistributed net investment income (loss) of $(16,638) and $25,559)	$160,630,087	$182,008,317

Share Activity
Shares Issued	1,079,378	3,120,942
Shares Reinvested	270,734	483,421
Shares Redeemed	(2,913,215)	(2,937,959)
Net (Decrease) Increase in Shares of Beneficial Interest Outstanding	(1,563,103)	666,404

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Cash Flows
For the Year Ended September 30, 2017

Decrease in Cash
Cash Flows Provided by (Used for) Operating Activities:
Net Increase in Net Assets Resulting from Operations	$5,455,286

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Purchases of Long-Term Portfolio Investments	(28,563,286)
Proceeds from Sale of Long-Term Portfolio Investments and Principal Paydowns	49,303,066
Decrease in Interest Receivable	329,434
Increase in Receivable for Investment Securities Sold and Principal Paydowns	(427,009)
Decrease in Prepaid Expenses and Other Assets	347,975
Increase in Payable for Securities Purchased	12,050
Increase in Accrued Advisory Fees	35,731
Decrease in Due from Investment Adviser	31,560
Increase in Related Party Payable	7,238
Decrease in Accrued Expenses and Other Liabilities	(121)
Amortization of Deferred Financing Fees	49,954
Net Amortization on Investments	(913,442)
Net Realized Gain on Investments	(2,504,489)
Change in Unrealized Depreciation on Investments	2,373,901

Net Cash Provided by Operating Activities	25,537,848

Cash Flows Provided by/(Used) for Financing Activities:
Proceeds from Sale of Shares	12,065,840
Redemption of Shares	(35,377,049)
Dividends Paid to Shareholders, Net of Reinvestments	(3,497,504)
Proceeds from Line of Credit	15,000,000
Payments on Line of Credit	(15,000,000)
Net Cash Used for Financing Activities	(26,808,713)

Net Decrease in Cash	(1,270,865)
Cash at Beginning of Period	8,337,456
Cash at End of Period	$7,066,591

Supplemental disclosure of Cash Flow Information:
Non-Cash Financing Activities Included Reinvestment of Distributions During the Fiscal Period of $3,372,021 Cash Paid for Interest of $195,348.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013

Net Asset Value, Beginning of Year	$12.49		$11.53		$11.04		$10.87		$10.58
From Operations:
Net investment income (a)	0.39		0.36		0.41		0.51		0.50
Net gain (loss) from investments (both realized and unrealized)	(0.04	) (b)	1.33		0.56		0.27		0.28
Total from operations	0.35		1.69		0.97		0.78		0.78
Distributions to shareholders from:
Net investment income	(0.40)		(0.38)		(0.44)		(0.56)		(0.42)
Net realized gains	(0.10)		(0.35)		(0.04)		(0.05)		(0.07)
Total distributions	(0.50)		(0.73)		(0.48)		(0.61)		(0.49)
Net Asset Value, End of Year	$12.34		$12.49		$11.53		$11.04		$10.87
Total Return (c)	2.81%		15.10%		8.86%		7.29%		7.42%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$160,630		$182,008		$160,382		$108,610		$39,987
Ratio of gross expenses to average net assets	2.74	% (d)(e)	2.95	% (d)(e)	2.67	% (d)(e)	2.32	% (d)	3.20%
Ratio of net expenses to average net assets	2.04	% (d)(e)	2.26	% (d)(e)	2.33	% (d)(e)	1.91	% (d)	1.85%
Ratio of net investment income to average net assets	3.24	% (d)(e)	2.98	% (d)(e)	3.54	% (d)(e)	4.68	% (d)	4.61%
Portfolio turnover rate	17.69%		13.72%		2.58%		8.37%		11.68%
Loan Outstanding, End of Year (000s)	$—		$—		$13,522		$3,500		$—
Asset Coverage Ratio for Loan Outstanding (f)	0%		0%		1286%		3203%		0%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (f)	$—		$—		$12,672		$32,031		$—
Weighted Average Loans Oustanding (000s) (g)	$14,368		$12,330		$12,372		$3,398		$—
Weighted Average Interest Rate on Loans Outstanding	3.88%		3.41%		3.25%		3.25%		0.00%

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.

(b)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to timing of purchases and redemptions of Fund shares.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(d)	Ratio includes 0.14%, 0.20%, 0.27% and 0.06% for the years ended September 30, 2017, 2016, 2015 and 2014, respectively, that attributed to interest expenses and fees.

(e)	Ratio includes 0.05%, 0.21% and 0.21% for the years ended September 30, 2017, 2016 and the year ended 2015, respectively, that attributed to advisory transition expenses.

(f)	Represents value of net assets plus the loan oustanding at the end of the period divided by the loan outstanding at the end of the period.

(g)	Based on monthly weighted average.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Notes to Financial Statements
September 30, 2017

1.	ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek income. The Fund commenced operations on December 30, 2011. The Fund currently offers shares at net asset value plus a maximum sales charge of 4.50%. Oakline Advisors, LLC, serves as the Fund’s investment adviser.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08. The following is a summary of significant accounting policies and reporting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund amortizes premiums and discounts using the effective interest rate method. Offering expenses are amortized over 12 months following the time they are incurred.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Security Valuation

Mortgage Notes – On October 13, 2015 the Fund began using an independent third-party pricing service, approved by the Fund’s Board of Trustees (“the Board”), to value its Mortgage Notes on a daily basis. The third-party pricing servicer uses a cash flow forecast and valuation model that focuses on forecasting the frequency, timing and severity of mortgage loss behavior. The model incorporates numerous observable loan-level factors such as unpaid principal balance, remaining term of the loan and coupon rate as well as macroeconomic data including yield curves, spreads to the Treasury curves and home price indexes. The model also includes a number of unobservable factors and assumptions (such as voluntary and involuntary prepayment speeds, delinquency rates, foreclosure timing, and others) to determine a fair value. While the model requires a minimum set of data to develop a reasonable fair value, the model is capable of accepting additional data elements. The model makes certain assumptions unless a specific data element is included, in which case it uses the additional data. Not all assumptions have equal weighting in the model. Using assumptions in this manner is a part of the Fund’s valuation policy and procedures and provides consistency in the application of valuation assumptions. The third-party pricing servicer also benchmarks their pricing model against observable pricing levels being quoted by a range of market participants active in the purchase and sale of residential mortgage loans. The combination of loan level criteria and daily market adjustments produced a daily price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund invests primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2017

costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; natural disasters and other factors beyond the control of the borrowers.

The Fund's investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The valuation inputs and subsequent outputs are reviewed and maintained on a daily basis. Any calibrations or adjustments to the model that may be necessary are done on an as-needed basis to facilitate fair pricing. Financial markets are monitored daily relative to the interest rate environment. If other available market data indicates that the pricing data from the third-party service is materially inaccurate, or pricing data is unavailable, the Fund undertakes a review of other available prices and takes additional steps to determine fair value. In all cases, the Fund validates its understanding of methodology and assumptions underlying the fair value used.

The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the market participants at the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Notwithstanding, the actual sale price of a Mortgage Note will likely be different than its fair value determined under ASC 820. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of September 30, 2017, management estimated that the carrying value of cash and cash equivalents, accounts receivable, prepaid expenses and other assets, payables for securities purchased, accrued advisory fees, related

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2017

party payables, and accrued and other liabilities were at amounts that reasonably approximated their fair value based on their highly-liquid nature and short-term maturities. This is considered a Level 1 valuation technique.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$—	$—	$150,422,448	$150,422,448
Total	$—	$—	$150,422,448	$150,422,448

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Mortgage Notes	Other Investments	Total
Beginning Balance	$169,713,431	$404,767	$170,118,198
Net realized gain (loss)	2,508,640	(4,151)	2,504,489
Change in unrealized depreciation	(2,244,824)	(129,077)	(2,373,901)
Cost of purchases	28,563,286	—	28,563,286
Proceeds from sales and principal paydowns	(49,109,172)	(193,894)	(49,303,066)
Purchase discount amortization	916,348	(2,906)	913,442
Net Transfers within level 3	74,739	(74,739)	—
Ending balance	$150,422,448	$—	$150,422,448

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2017 is $335,662.

The following table provides quantitative information about the Fund's Level 3 values, as well as its inputs, as of September 30, 2017. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

					Weighted
				Range of	Average of
			Unobservable	Unobservable	Unobservable
	Value	Valuation Technique	Inputs	Inputs	Inputs
Mortgage Notes	$150,422,448	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0-45.7%	11.5%

			Deliquency	0-1582 days	16 days
			Loan-to-Value	2-294%	85.3%
			Discount Rate	0.05-26.0%	5.1%
Closing Balance	$150,422,448

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2017

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Security Transactions and
Investment Income -	Impact to Value if	Impact to Value if
Investment Security	Input Increases	Input Decreases
Constant Prepayment Rate	Increase	Decrease
Delinquency	Decrease	Increase
Loan to Value	Decrease	Increase
Discount rate	Decrease	Increase

Hurricanes impacted homes that secure mortgages owned by the Fund during the quarter ended September 30, 2017. The Fund obtained all available information regarding the underlying collateral for a number of these loans prior to September 30, 2017 and adjusted the valuations of individual loans accordingly. With limited information available as of the year-end valuation date for several of these loans, 65 loans located in counties designated by the Federal Emergency Management Agency (“FEMA”) as disaster areas were discounted based on the Fund’s estimate of potential losses relating to these loans. Values of these 65 loans were discounted by 35% at September 30, 2017 which reduced the value of the portfolio by approximately $3.6 million or $0.28 per share.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Interest Income on Non-Accrual Loans – The Fund discontinues the accrual of interest on loans when, in the opinion of management, there is an assessment that the borrower will likely be unable to meet all contractual payments as they become due.

Credit Facility – On February 5, 2013, the Fund entered into a revolving line of credit agreement with Sunwest Bank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement was the lesser of $15 million or 33% of the eligible portion of the Fund’s loans. On February 5, 2016, the original maturity date, the agreement was amended to extend the maturity date to May 5, 2016 and waive any event of default. The Fund entered into the Amended and Restated Credit Agreement (“Amended Agreement”) on June 29, 2016. Borrowings under the Amended Agreement continue to bear interest at a rate equal to the Wall Street Journal Prime, with a floor rate of 3.50%, per annum, on the outstanding principal balance and the maximum amount of borrowing allowed continues to be the lesser of $15 million or 33% of the eligible portion of the Fund’s loans. The Amended Agreement matures on January 5, 2018 and is secured by assets of the Fund. The Fund incurred deferred financing fees of $185,364. Accumulated amortization of deferred financing fees was $158,087 as of September 30, 2017. During the year ended September 30, 2017, the Fund utilized the line of credit. The average amount of borrowing outstanding for the period was $4,384,615 and the total interest expense was $195,348. The outstanding balance under the line of credit was $0 at September 30, 2017.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2017

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2014 - 2016 tax returns, which remain open for examination, or expected to be taken in the Fund’s 2017 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund accounts for interest and penalties for any uncertain tax positions as a component of income tax expense. No interest or penalty expense was recorded during the year ended September 30, 2017.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains not previously distributed, if any, annually. The board’s decision to declare distributions will be influenced by its obligation to ensure that the Fund maintains its federal tax status as a Registered Investment Company (“RIC”). In order to qualify as a RIC, the Fund must derive a minimum of 90% of its income from capital gains, interest or dividends earned on investments and must distribute a minimum of 90% of its net investment income in the form of interest, dividends or capital gains to its shareholders. Otherwise, the Fund may be subject to an excise tax the IRS.

The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT IN RESTRICTED SECURITIES

The Fund may invest in Restricted Securities (those which cannot be offered for public sale without first being registered under the Securities Act of 1933) that are consistent with the Fund's investment objectives and investment strategies. Investments in Restricted Securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The Fund would typically have no rights to compel the obligor or issuer of a Restricted Security to register such a Restricted Security under the 1933 Act. No such securities were owned by the Fund at September 30, 2017.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

Advisory Fees – Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs certain of the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25%

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2017

of the average daily net assets of the Fund. For the year ended September 30, 2017 the Advisor earned advisory fees of $2,145,814.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation and advisor transition expenses) at least until January 31, 2019, so that the total annual operating expenses of the Fund do not exceed 1.85% of the average daily net assets of the Fund. The Fund incurred advisor transition expenses totaling $685,359 during the year ended September 30, 2017 associated with the transition from the prior adviser in 2015. The Fund reduced Advisor Transition Expenses as a result of a $600,000 payment related to a claim previously filed under its Investment Company Blanket Bond. These expenses are not subject to the operating expense limitation. Waivers and expense reimbursements may be recouped by the Advisor from the Fund within three years of when the amounts were waived only if the fund expenses are lower than both the lesser of the current expense cap and the expense cap in place at the time of waiver. For the year ended September 30, 2017, the Advisor waived advisory fees of $1,196,051. Expenses subject to recapture by the Advisor amounted to $178,366 that will expire on September 30, 2018, $1,063,215 that will expire on September 30, 2019, and $1,196,051 that will expire on September 30, 2020.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Fund has adopted, on behalf of the Fund, a Shareholder Servicing Plan to pay for certain shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such shareholder service activities. The Fund does not pay shareholder servicing fees to the Distributor. For the year ended September 30, 2017, the Fund incurred shareholder servicing fees of $45,131.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. For the year ended September 30, 2017 GFS earned $451,158.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. For the year ended September 30, 2017 NLCS earned $27,966.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. For the year ended September 30, 2017 Blu Giant earned $31,558.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or advisor a quarterly fee of $5,000, as well as reimbursement for any reasonable expenses incurred attending meetings. Additionally, beginning November 11, 2016, each unaffiliated Trustee received $2,500 per meeting and the lead unaffiliated Trustee will receive an additional $10,000 per year. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2017

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of investment securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2017 amounted to $28,563,286 and $49,303,066 respectively.

6.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

During the year ended September 30, 2017, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase	Repurchase	Repurchase	Repurchase
	Offer #1	Offer #2	Offer #3	Offer #4
Commencement Date	09/12/16	12/13/2016	03/31/17	06/15/17
Repurchase Request Deadline	10/17/16	1/20/2017	04/28/17	07/25/17
Repurchase Pricing Date	10/17/16	1/20/2017	04/28/17	07/25/17
Net Asset Value as of Repurchase Pricing Date	$12.50	$12.37	$12.61	$12.65
Amount Repurchased *	$9,472,868	$9,000,244	$8,920,500	$8,583,834
Percentage of Outstanding Shares Repurchased	5.00%	5.00%	5.00%	5.00%
Percentage of Outstanding Shares Tendered	16.62%	20.28%	27.79%	29.18%

*	Repurchases were made on a pro-rata basis.

The following repurchase offer occurred subsequent to the reporting period:

Repurchase
Offer
09/14/17
10/24/17
10/24/17
$12.54
$8,221,895
5.00%
26.89%

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2017

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$5,975,551	$5,780,415
Long-Term Capital Gain	893,974	4,392,290
Return of Capital	—	—
	$6,869,525	$10,172,705

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$764,643	$1,629,812	$—	$—	$(16,638)	$16,981,645	$19,359,462

The amount listed under other book/tax differences for the Fund is primarily attributable to tax adjustments for defaulted bonds.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for defaulted bonds, resulted in reclassification for the year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$110,565	$(110,565)

8.	OTHER

During the year ended September 30, 2017 the Fund received payment of $600,000 related to a claim previously filed under its Investment Company Blanket Bond related to monies that had been diverted, under the previous adviser, from a bank account held by the Fund. The payment was recorded as a reduction of Advisor Transition Expenses.

9.	CHANGE OF SERVICE PROVIDER

On August 14, 2017 at an in -person meeting, the Audit Committee of the Board of Trustees and the full Board of Trustees of Vertical Capital Income Fund approved engaging Grant Thornton LLP as the Fund’s independent registered public accountants for the fiscal year ending September 30, 2017. The selection of Grant Thornton, LLP was recommended by the Trust’s Audit Committee, comprised of all non-interested Trustees, and was approved by the Board of Trustees. Grant Thornton LLP accepted its appointment on August 25, 2017. The reports of KPMG LLP, the predecessor independent registered public accounting firm, on the financial statements of the Fund for the fiscal years ended September 30, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the audit of the financial statements for the fiscal year ended September 30, 2016, KPM LLP identified a material weakness in internal controls over financial reporting.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2017

10.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued ASU 2014-09, Revenue from Contract with Customers, to clarify the principles for recognizing revenue and to develop a common revenue standard for GAAP and International Financial Reporting Standards. The standard outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. Expanded quantitative and qualitative disclosures regarding revenue recognition will be required for contracts that are subject to this guidance. This guidance is effective for fiscal years and interim periods within those years beginning after December 15, 2017, with early adoption permitted only as of annual reporting periods beginning after December 15, 2016. The guidance permits two implementation approaches, one requiring retrospective application of the new standard with restatement of prior years, or “full retrospective” and one requiring prospective application of the new standard with disclosure of results under old standards, or “modified retrospective.” The Fund completed its initial assessment in evaluating the potential impact on its financial statements and based on its initial assessment determined that its financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, Fund management has determined that there will be no material changes to the recognition timing and classification of revenues and expenses. Management continues to evaluate the impact the guidance will have on the Fund’s financial statements when adopted, but believe it will not have a material impact on the financial statements or disclosures.

11.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that other than those disclosed in these financial statements, there were no other subsequent events to report through the issuance of these financial statements.

Subsequent to September 30, 2017, the Fund has received additional information about the hurricane impacted loans and valuation of these loans have been updated based on the additional information. There are currently four homes whose values continue to be discounted due to damage sustained during the hurricanes that occurred in the quarter ended September 30, 2017. The value of these loans has been reduced by approximately $0.2 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP
1717 Main Street, Suite 1800
Dallas, TX 75201-4667

T 214.561.2300
F 214.561.2370
GrantThornton.com
linkd.in/GrantThorntonUS
twitter.com/GrantThorntonUS

Board of Trustees and Shareholders
Vertical Capital Income Fund

We have audited the accompanying statement of assets and liabilities of Vertical Capital Income Fund (a Delaware corporation) (the "Fund"), including the portfolio of investments as of September 30, 2017, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the year ended September 30, 2017. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statement of changes in net assets for the year ended September 30, 2016 and financials highlights for each of the years in the two-year period ended September 30, 2016 of Vertical Capital Income Fund were audited by other auditors whose report thereon dated March 21, 2017, expressed an unqualified opinion on those statements . The accompanying financials highlights for each of the years in the two-year period ended September 30, 2014 of Vertical Capital Income Fund were audited by other auditors whose report .thereon dated November 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements arc free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vertical Capital Income Fund as of September 30, 2017, and the results of its operations, changes in net assets, cash flows, and the financial highlights for the year ended September 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Dallas, Texas
November 29, 2017

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2017 (Unaudited)

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Robert J. Boulware 1956	Trustee since August 2011	Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present.	1	Trustee, Met Investors Series Trust (55 portfolios), March 2008 to present; Trustee, Metropolitan Series Fund (33 portfolios), April 2012 to present; Director, Gainsco Inc. (auto insurance) May 2005 to present; SharesPost 100 Fund, March 2013 to present.
Mark J. Schlafly 1961	Trustee since August 2011	Executive Vice President , Waddell & Reed, Inc. (financial services firm), May 2016 to present; Staff Member, Weston Center, Washington University, August 2011 to present; Managing Director, Russell Investments, June 2013 to Jan. 2015; President and Chief Executive Officer, FSC Securities Corporation, July 2008 to April 2011; Senior Vice President, LPL Financial Corporation, July 2006 to July 2008.	1	None
T. Neil Bathon 1961	Trustee since August 2011	Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC, July 2006 to Present; Financial Research Corp, Oct. 1987 to May 2006.	1	BNY Mellon Charitable Gift Fund, June 2013 to present.

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2017 (Unaudited)

Interested Trustee, Officers

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Robert J. Chapman *** 1947	Trustee, since August 2015	Executive Vice President, Oakline Advisors, LLC (investment adviser), a position held since July 2015. Executive Vice President, Stratera Holdings, LLC (financial services holding company) a position held since 2007.	1	None
Michael D. Cohen 1974	President, since July 2015	Chief Executive Officer Stratera Holdings, LLC, (financial services holding company), a position held since October 2016, President of Stratera Holdings, LLC, a position held since April 2015; Executive Vice President, Jan. 2013 to Apr. 2015. President of Stratera Services, LLC, Apr. 2015 to present; Executive Vice President, Jan. 2011 to Apr. 2015. Similar positions held at subsidiaries of Stratera Holdings. Executive Vice President of Pathway Energy Infrastructure Management, LLC, Aug. 2014 to present. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to present. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to Sept. 2017. Executive Vice President, Pathway Energy Infrastructure Fund, LLC, Feb 2013 to present. Executive Vice President of Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to present.	n/a	n/a

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2017 (Unaudited)

S. Jason Hall 1966	Treasurer since July 2015	Senior VP, Chief Financial Officer, Chief Accounting Officer and Treasurer, Behringer Harvard Opportunity REIT II Inc., positions held from Oct. 2014 to June 2017;Senior VP, Chief Accounting Officer, Treasurer, Sept. 2013 to Oct. 2014;Treasurer, Director of Financial Reporting, Senior Fund Controller, Jan 2012 to Sept. 2013, Director of Financial Reporting, Senior Fund Controller, Statera Holdings, LLC (financial services holding company), Jan. 2011 to Dec. 2011; Director of Financial Reporting, Jan. 2010 to Dec. 2010;SEC Reporting Manager, Jan. 2005 to Dec. 2010.	n/a	n/a
Stanton P. Eigenbrodt 1965	Secretary since July 2015	Executive Vice President of Oakline Advisors, a position held since July 2015. Chief Legal Officer of Stratera Holdings, LLC (financial services holding company) a position held since Sept. 2015; Executive Vice President and General Counsel (2011-2015); Senior Vice President and General Counsel (2006-2011). Similar positions held at subsidiaries of Stratera Holdings, LLC.	n/a	n/a
Emile R. Molineaux 1962	Chief Compliance Officer and Anti- Money Laundering Officer since August 2011	Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).	n/a	n/a

*	The term of office for each Trustee listed above will continue indefinitely and officers listed above serve subject to annual reappointment.

**	The term "Fund Complex" refers to the Vertical Capital Income Fund.

***	Mr. Chapman is an interested Trustee because he is also an officer of the Fund's investment adviser.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-277-VCIF.

PRIVACY NOTICE

Rev. May 2012

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-277-VCIF

Rev. May 2012

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser
Oakline Advisors, LLC
14675 Dallas Parkway, Suite 600
Dallas, Texas 75254

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees
	Registrant	Advisor
FYE 09/30/17	$150,250	N/A
FYE 09/30/16	$130,193	N/A

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 09/30/17	$0	N/A
FYE 09/30/16	$0	N/A

(c)	Tax Fees
	Registrant	Advisor
FYE 09/30/17	$0	N/A
FYE 09/30/16	$0	N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 09/30/17	$0	N/A
FYE 09/30/16	$0	N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor

Audit-Related Fees:	N/A	N/A
Tax Fees:	N/A	N/A
All Other Fees:	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 09/30/2017	$0	N/A
FYE 09/30/2016	$0	N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Vertical Capital Asset Management, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s). Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented. Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-277-VCIF. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of September 30, 2017, Mr. Chapman, Chairman of the Board and Executive Vice President of the Adviser, and Mr. David Aisner, Executive Vice President of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio and have served the Fund in this capacity since July 6, 2015. Mr. Chapman and Mr. Chase are not compensated through their share of the profits, if any, of the Adviser. Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As September 30, 2017, Mr. Chapman and Mr. Aisner owned no shares of the Fund.

As of September 30, 2017, Mr. Chapman was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of September 30, 2017, Mr. Aisner was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Vertical Capital Income Fund

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 12/1/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 12/1/17

By (Signature and Title)

* /s/ S. Jason Hall

S. Jason Hall, Principal Financial Officer/Treasurer

Date 12/1/17

* Print the name and title of each signing officer under his or her signature.